As filed with the Securities and Exchange Commission on July 24, 2002

                                                 Securities Act File No. 333-
                                     Investment Company Act File No. 811-4077
------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM N-14
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                             --------------------

 [ ] Pre-Effective Amendment No. [ ]         Post-Effective Amendment No.

                       (Check appropriate box or boxes)

                             --------------------

                  MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND
              (Exact name of Registrant as Specified in Charter)

                             --------------------

                                (609) 282-2800
                       (Area Code and Telephone Number)

                             --------------------

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices:
                    Number, Street, City, State, Zip Code)

                             --------------------

                                Terry K. Glenn
                  Merrill Lynch U.S. Government Mortgage Fund
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)

                                  copies to:
      Philip L. Kirstein, Esq.                 Frank P. Bruno, Esq.
     Fund Asset Management, L.P.           Sidley Austin Brown & Wood LLP
           P.O. Box 9011                        787 Seventh Avenue
     Plainsboro, NJ 08543-9011               New York, New York 10019
                             --------------------

     Approximate Date of Proposed Public Offering: As soon as practicable after the registration statement becomes effective under the Securities Act of 1933.

     It is proposed that this filing will become effective August 22, 2002 pursuant to Rule 488.

                             --------------------

Title of Securities to Be Registered: Shares of beneficial interest, par value $.10 per share.

     No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940.

                            THE ASSET PROGRAM, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held on October 8, 2002

To The Stockholders of

     The Asset Program, Inc. holding shares of Mercury U.S. Government Securities Fund:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Meeting") of Mercury U.S. Government Securities Fund ("Mercury Fund"), a series of The Asset Program, Inc. ("Asset Program"), will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on October 8, 2002 at 9:30 a.m. Eastern time, for the following purposes:

     (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition of the assets and assumption of the liabilities of Mercury Fund by Merrill Lynch U.S. Government Mortgage Fund ("Government Mortgage Fund") and the issuance of shares of beneficial interest of Government Mortgage Fund to Mercury Fund for distribution to the stockholders of Mercury Fund; and

     (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     Stockholders of Mercury Fund are not entitled to appraisal rights in connection with the proposal.

     The Board of Directors of Mercury Fund has fixed the close of business on August 6, 2002 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment(s) thereof.

     A complete list of the stockholders of Mercury Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of Mercury Fund for any purpose germane to the Meeting during ordinary business hours from and after September 24, 2002, at the offices of Mercury Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meeting. Stockholders of Mercury Fund who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Asset Program.

     If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-888-418-4448.

                                By Order of the Board of Directors,



                                BRADLEY J. LUCIDO
                                Assistant Secretary
                                The Asset Program, Inc.

Plainsboro, New Jersey
Dated:  July 24, 2002

The information in this proxy statement and prospectus is not complete and may be changed. We may not use this proxy statement and prospectus to sell securities until the registration statement containing this proxy statement and prospectus, which has been filed with the Securities and Exchange Commission, is effective. This proxy statement and prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             SUBJECT TO COMPLETION
       PRELIMINARY PROXY STATEMENT AND PROSPECTUS DATED JULY 24, 2002

                  PROXY STATEMENT OF THE ASSET PROGRAM, INC.
                 FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held On October 8, 2002

                       --------------------------------

                                 PROSPECTUS OF
                  MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND
                P.O. Box 9011, Princeton, New Jersey 08543-9011
                                (609) 282-2800

     This Combined Proxy Statement and Prospectus ("Proxy Statement and Prospectus") is furnished to you because you are a stockholder of Mercury U.S. Government Securities Fund ("Mercury Fund"), a series of The Asset Program, Inc. (the "Asset Program"), and you are being asked to consider:

     (1) approval or disapproval of an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition of the assets and assumption of the liabilities of Mercury Fund by Merrill Lynch U.S. Government Mortgage Fund, a Massachusetts business trust ("Government Mortgage Fund") and the issuance of shares of beneficial interest of Government Mortgage Fund to Mercury Fund for distribution to the stockholders of Mercury Fund; and

     (2) to transact such other business as properly may come before the meeting or any adjournment thereof.

     This transaction is referred to herein as the "Reorganization." As part of the Reorganization, Mercury Fund will be terminated as a series of Asset Program.

     The Special Meeting of Stockholders of Mercury Fund will be held on October 8, 2002 for the purpose of obtaining stockholder approval of the Reorganization (the "Meeting").

     This Proxy Statement and Prospectus sets forth the information about Government Mortgage Fund that a stockholder of Mercury Fund should know before considering the transactions proposed herein and should be retained for future reference. Mercury Fund has authorized the solicitation of proxies in connection with the above described Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

     The Board of Directors of Asset Program has fixed the close of business on August 6, 2002 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, Mercury Fund had outstanding ________________ shares of common stock:

                                                 (continued on following page)
                          ---------------------------

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                          ---------------------------

      The date of this Proxy Statement and Prospectus is July 24, 2002.

     With this Proxy Statement and Prospectus you will also be receiving the following documents:

     o Prospectus of Government Mortgage Fund, dated December 19, 2001 (the "Government Mortgage Fund Prospectus");

     o Annual Report to Stockholders of Government Mortgage Fund for the fiscal year ended August 31, 2001; and

     o Semi-Annual Report to Stockholders of Government Mortgage Fund for the six months ended February 28, 2002.

     The Government Mortgage Fund Prospectus, Government Mortgage Fund Annual Report and Government Mortgage Fund Semi-Annual Report are incorporated by reference into this Proxy Statement and Prospectus, which means each of these documents is legally considered to be part of this Proxy Statement and Prospectus.

     Certain other documents containing information about Government Mortgage Fund and Mercury Fund have been filed with the Securities and Exchange Commission (the "Commission") and may be obtained, without charge, by writing to Government Mortgage Fund or Mercury Fund at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or by calling 1-800-995-6526. These documents are:

     o Statement of Additional Information of Government Mortgage Fund, dated December 19, 2001 (the "Government Mortgage Fund Statement");

     o Prospectus and Statement of Additional Information relating to Mercury Fund, each dated May 29, 2002;

     o Annual Report to Stockholders of Mercury Fund for the fiscal year ended January 31, 2002; and

     o Statement of Additional Information relating to this Proxy Statement and Prospectus, dated July 24, 2002 (the "Reorganization Statement of Additional Information").

     The Prospectus of Mercury Fund and the Reorganization Statement of Additional Information also are incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Reorganization Statement of Additional Information, other material incorporated herein by reference, and other information regarding Government Mortgage Fund and Mercury Fund.

     The address of the principal executive offices of Government Mortgage Fund and Mercury Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

                                            TABLE OF CONTENTS


INTRODUCTION......................................................................................................1
         Certain Defined Terms Used in this Proxy Statement and Prospectus........................................1

SUMMARY...........................................................................................................2
         The Reorganization.......................................................................................2
         What will Stockholders of Mercury Fund Receive in the Reorganization?....................................2
         What are the Reasons for the Reorganization?.............................................................2
         Fee Tables...............................................................................................3

RISK FACTORS AND SPECIAL CONSIDERATIONS..........................................................................12

COMPARISON OF THE FUNDS..........................................................................................14
         Financial Highlights....................................................................................14
         Investment Objectives and Policies......................................................................19
         Other Investment Policies...............................................................................26
         Investment Restrictions.................................................................................27
         Management..............................................................................................27
         Purchase of Shares......................................................................................29
         Redemption of Shares....................................................................................29
         Exchange of Shares......................................................................................29
         Performance.............................................................................................30
         Code of Ethics..........................................................................................31
         Stockholder Rights......................................................................................31
         Limitation of Liability.................................................................................31
         Dividends...............................................................................................31
         Automatic Dividend Reinvestment Plan....................................................................31
         Tax Information.........................................................................................32
         Portfolio Transactions..................................................................................32
         Portfolio Turnover......................................................................................32
         Additional Information..................................................................................32

THE REORGANIZATION...............................................................................................34
         General.................................................................................................34
         Procedure...............................................................................................35
         Terms of the Agreement and Plan.........................................................................35
         Potential Benefits to Stockholders of Mercury Fund as a Result of the Reorganization....................36
         Tax Consequences of the Reorganization..................................................................37
         Capitalization..........................................................................................39

INFORMATION CONCERNING THE SPECIAL MEETING.......................................................................39
         Date, Time and Place of Meeting.........................................................................39
         Solicitation, Revocation and Use of Proxies.............................................................39
         Record Date and Outstanding Shares......................................................................40
         Security Ownership of Certain Beneficial Owners and Management of Government Mortgage Fund
           and Mercury Fund......................................................................................40
         Voting Rights and Required Vote.........................................................................40

ADDITIONAL INFORMATION...........................................................................................41

LEGAL PROCEEDINGS................................................................................................41

LEGAL OPINIONS...................................................................................................41



                                                        -i-


EXPERTS..........................................................................................................41

STOCKHOLDERS' MEETINGS...........................................................................................42

STOCKHOLDER PROPOSALS............................................................................................42



EXHIBIT I  - AGREEMENT AND PLAN OF REORGANIZATION...............................................................I-1

EXHIBIT II - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND REGISTERED OWNERS
             OF SHARES OF GOVERNMENT MORTGAGE FUND AND MERCURY FUND............................................II-1


                                 INTRODUCTION

     This Proxy Statement and Prospectus is furnished to the stockholders of Mercury Fund in connection with the solicitation of proxies on behalf of the Board of Directors of Asset Program for use at the Meeting to be held at the offices of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on October 8, 2002, at 9:30 a.m. Eastern time. The mailing address for Asset Program and Mercury Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is August ____, 2002.

     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Asset Program at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies of Mercury Fund will be voted "FOR" approval of the Agreement and Plan.

     Assuming a quorum is present at the Meeting, consummation of the Reorganization requires, among other things, the affirmative vote of the stockholders of Mercury Fund representing a majority of the outstanding shares of Mercury Fund entitled to be voted thereon. The Boards of Asset Program and Government Mortgage Fund together may amend the Agreement and Plan and change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Mercury Fund. See "Information Concerning the Special Meeting."

     This Proxy Statement and Prospectus is being used to solicit the vote of the stockholders of Mercury Fund. The Board of Asset Program knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     This Proxy Statement and Prospectus serves as a prospectus of Government Mortgage Fund under the Securities Act of 1933 (the "Securities Act"), in connection with the issuance of shares of beneficial interest of Government Mortgage Fund pursuant to the terms of the Agreement and Plan.

Certain Defined Terms Used in this Proxy Statement and Prospectus

     Government Mortgage Fund is organized as a Massachusetts business trust. Mercury Fund is a series of Asset Program, which is organized as a Maryland corporation. In each jurisdiction, nomenclature varies. For ease of reference and clarity of presentation, shares of common stock of Mercury Fund and shares of beneficial interest of Government Mortgage Fund are hereinafter referred to as "shares," holders of shares are hereinafter referred to as "stockholders," the Directors and officers of Asset Program are hereinafter sometimes referred to as Directors and officers of Mercury Fund, the Trustees of Government Mortgage Fund and the Directors of Mercury Fund are hereinafter referred to as "Board Members," the Board of Trustees of Government Mortgage Fund and the Board of Directors of Mercury Fund are hereinafter referred to as a "Board," and the Articles of Incorporation of Asset Program and the Declaration of Trust of Government Mortgage Fund, each as amended and supplemented, are hereinafter referred to as a "Charter." Government Mortgage Fund and Mercury Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the "Combined Fund."

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

The Reorganization

     The Boards of Government Mortgage Fund and Mercury Fund unanimously approved the Reorganization at Meetings held on April 10, 2002.

     Following the Reorganization, the Board of Asset Program will take action to terminate Mercury Fund as a series of Asset Program under Maryland law.

What will Stockholders of Mercury Fund Receive in the Reorganization?

     If the Agreement and Plan is approved and the Reorganization is consummated:

     o    You will become a stockholder of Government Mortgage Fund; and

     o You will receive shares of Government Mortgage Fund with the same aggregate net asset value as the shares of Mercury Fund that you held immediately prior to the Reorganization as follows:

               If prior to the Reorganization        After the Reorganization
               you held shares of Mercury Fund       you will hold shares of
               of                                    Government Mortgage Fund of
               --------------------------------      ---------------------------

               Class I                               Class A
               Class A                               Class D
               Class B                               Class B
               Class C                               Class C

     The Reorganization has been structured with the intention that it qualify as a tax-free reorganization for Federal income tax purposes. See "The Reorganization--Tax Consequences of the Reorganization." You should consult your tax adviser regarding the tax effects of the Reorganization in light of your individual circumstances.

What are the Reasons for the Reorganization?

     The Board of Mercury Fund, including all of the Board Members who are not "interested persons" of Mercury Fund as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), has determined that the Reorganization is in the best interests of Mercury Fund, and that the interests of the stockholders of Mercury Fund with respect to net asset value will not be diluted as a result of effecting the Reorganization. However, a stockholder of Mercury Fund will hold a lower percentage of ownership in the Combined Fund than such stockholder holds in Mercury Fund prior to the Reorganization.

     In reaching its conclusions, the Board of Mercury Fund considered a number of factors, including the following:

     After the Reorganization, stockholders of Mercury Fund

     o will remain invested in a diversified open-end fund with a substantially larger combined asset base;

     o are likely to benefit from reduced operating expenses per share as stockholders of the Combined Fund, and are likely to benefit further from a reduced management fee rate as stockholders of the Combined Fund;

     o will experience improved economies of scale as stockholders of the Combined Fund;

     o are expected to benefit from greater flexibility in portfolio management as stockholders of the Combined Fund; and

     o may redeem their shares or exchange them into certain other Merrill Lynch mutual funds.

     In addition, the Board considered FAM's agreement to bear expenses of the Reorganization attributable to Mercury Fund in excess of $116,000.

     See "Fee Tables" below and "The Reorganization--Potential Benefits to Stockholders of Mercury Fund as a Result of the Reorganization."

     If all of the requisite approvals are obtained with respect to the Reorganization, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that the Funds have obtained an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval thereof by the stockholders of Mercury Fund) prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by consent of the Boards of the Funds; (ii) by the Board of Mercury Fund if any condition of Mercury Fund's obligations has not been fulfilled or waived by such Board; or
(iii) by the Board of Government Mortgage Fund if any condition of Government Mortgage Fund's obligations has not been fulfilled or waived by such Board. The Boards of Mercury Fund and Government Mortgage Fund may together amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Mercury Fund.

Fee Tables

     The fee tables below provide information about the fees and expenses attributable to shares of each class of the Funds, assuming the Reorganization had taken place on February 28, 2002, and the estimated pro forma annualized fees and expenses attributable to each class of shares of the Combined Fund. Future fees and expenses may be greater or less than those indicated below.

                                       Fee Table for Stockholders of Government Mortgage Fund,
                                            Mercury Fund and the Pro Forma Combined Fund
                                                 as of February 28, 2002 (unaudited)

                                                                     Class A Shares of
                                                                 Government Mortgage Fund
                                                                   and Class I Shares of
                                                                         Mercury Fund            Class B Shares(b)
                                                               ------------------------------------------------------------------
                                                                                        Pro                               Pro
                                                                     Actual            Forma            Actual           Forma
                                                               -------------------------------- ---------------------------------
                                                                          Government                     Government
                                                                 Mercury   Mortgage  Combined   Mercury   Mortgage    Combined
                                                                  Fund      Fund       Fund      Fund     Fund          Fund
                                                                --------- ----------- ---------- -------- ----------- ------------
  Stockholder Fees (fees paid directly from a stockholder's
      investment)(a):
  Maximum Sales Charge (Load) imposed on
      purchases (as a percentage of offering price)..........   4.00%(c)    4.00%(c)   4.00%(c)   None      None       None
  Maximum Deferred Sales Charge (Load) (as a
      percentage of original purchase price or
      redemption proceeds,
      whichever is lower)....................................    None(d)     None(d)    None(d)  4.00%(c)  4.00%(c)   4.00%(c)
  Maximum Sales Charge (Load) Imposed on Dividend
      Reinvestments..........................................    None       None       None      None      None       None
  Redemption Fee.............................................    None       None       None      None      None       None
  Exchange Fee...............................................    None       None       None      None      None       None
  Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
  Management Fees(e).........................................    0.50%      0.47%      0.47%    0.50%     0.47%       0.47%
  Distribution and/or Service (12b-1) Fees(f)................    None       None       None     0.75%     0.75%       0.75%
  Other Expenses (including transfer agency fees) (g)........    0.45%      0.25%      0.25%    0.45%     0.26%       0.26%
                                                                 -----      -----      -----    -----     -----       -----
  Total Annual Fund Operating Expenses(h)....................    0.95%      0.72%      0.72%    1.70%     1.48%       1.48%
                                                                 =====      =====      =====    =====     =====       =====

---------
See footnotes on page 6.

            Fee Table for Stockholders of Government Mortgage Fund,
                 Mercury Fund and the Pro Forma Combined Fund
                      as of February 28, 2002 (unaudited)

                                                                                                      Class D Shares of
                                                                                                  Government Mortgage Fund
                                                                                                    and Class A Shares of
                                                                     Class C Shares                     Mercury Fund
                                                           ---------------------------------------------------------------------
                                                                                         Pro                               Pro
                                                                     Actual             Forma            Actual          Forma
                                                           ------------------------------------- -------------------------------
                                                                          Government                        Government
                                                                           Mortgage    Combined   Mercury   Mortgage     Combined
                                                            Mercury Fund     Fund       Fund       Fund       Fund       Fund
                                                            ------------  ----------  ---------  --------  ----------  ----------
Stockholder Fees (fees paid directly from a stockholder's
     investment)(a):
Maximum Sales Charge (Load) imposed on
     purchases (as a percentage of offering price).......    None          None         None       4.00%(c)   4.00%(c)    4.00%(c)
Maximum Deferred Sales Charge (Load) (as a percentage of
      original purchase price or redemption proceeds,
      whichever is lower)................................    1.00%(c)      1.00%(c)     1.00%(c)   None(d)    None(d)     None(d)
Maximum Sales Charge (Load) Imposed on Dividend
     Reinvestments.......................................    None          None         None       None       None        None
Redemption Fee...........................................    None          None         None       None       None        None
Exchange Fee.............................................    None          None         None       None       None        None
Annual Fund Operating Expenses (expenses that are
     deducted from Fund assets):
Management Fees(e).......................................    0.50%         0.47%        0.47%      0.50%      0.47%       0.47%
Distribution and/or Service (12b-1) Fees(f)..............    0.80%         0.80%        0.80%      0.25%      0.25%       0.25%
Other Expenses (including transfer agency fees)(g).......    0.45%         0.26%        0.26%      0.45%      0.25%       0.25%
                                                             -----         -----        -----      -----      -----       -----
Total Annual Fund Operating Expenses(h)..................    1.75%         1.53%        1.53%      1.20%      0.97%       0.97%
                                                             =====         =====        =====      =====      =====       =====

-------------------------
See footnotes on page 6.

(a) In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated may charge clients a processing fee (currently $5.35) when a client buys or sells shares.

(b) Class B shares of Mercury Fund automatically convert to Class A shares about ten years after initial purchase and will no longer be subject to distribution fees. Class B shares of Government Mortgage Fund automatically convert to Class D shares about ten years after initial purchase and will no longer be subject to distribution fees.

(c)  Some investors may qualify for reductions in the sales charge (load).

(d) A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.

(e) FAM is currently waiving its management fee from Mercury Fund. Government Mortgage Fund has agreed to pay, and the Combined Fund will pay, FAM a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund for the first $500 million; 0.475% of the average daily net assets of the Fund from $500 million to $1.0 billion; 0.45% of the average daily net assets of the Fund from $1.0 billion to $1.5 billion; 0.425% of the average daily net assets of the Fund from $1.5 billion to $2.0 billion; 0.40% of the average daily net assets of the Fund from $2.0 billion to $2.5 billion; 0.375% of the average daily net assets of the Fund from $2.5 billion to $3.5 billion; 0.35% of the average daily net assets of the Fund from $3.5 billion to $5.0 billion; 0.325% of the average daily net assets of the Fund from $5.0 billion to $6.5 billion; 0.30% of the average daily net assets of the Fund in excess of $6.5 billion.

(f) Government Mortgage Fund and Mercury Fund each call the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B shares or Class C shares over time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.

(g) Financial Data Services, Inc. ("FDS"), an affiliate of FAM, provides transfer agency services to Government Mortgage Fund and Mercury Fund. The Funds each pay a fee for these services. FAM, or its affiliates, also provide certain accounting services to these Funds and the Funds reimburse FAM, or its affiliates, for such services.

(h) FAM has agreed to voluntarily waive management fees and/or reimburse expenses of Mercury Fund. The Total Annual Fund Operating Expenses for Mercury Fund shown in the table do not reflect such voluntary management fee waiver and/or reimbursement of expenses because FAM may discontinue them at any time without notice. After giving effect to such waiver and reimbursement, the Total Annual Fund Operating Expenses for Mercury Fund was 0.25% for Class A shares, 0.75% for Class B shares and 0.80% for Class C shares. All management fees and other expenses for Class I shares were waived or reimbursed.

EXAMPLES:

These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
                ---

                                            1 Year            3 Years             5 Years             10 Years
------------------------------------- ------------------ ------------------- ------------------- -------------------
Class A Shares of Government
Mortgage Fund and Class I Shares
of Mercury Fund
------------------------------------- ------------------ ------------------- ------------------- -------------------
     Mercury Fund                     $493               $691                $904                $1,520
     Government Mortgage Fund         $471               $621                $785                $1,259
     Combined Fund*                   $471               $621                $785                $1,259
------------------------------------- ------------------ ------------------- ------------------- -------------------
Class B Shares of Government
Mortgage Fund and Mercury Fund
------------------------------------- ------------------ ------------------- ------------------- -------------------
     Mercury Fund+                    $573               $836                $1,123              $2,009**
     Government Mortgage Fund         $551               $668                $808                $1,768***
     Combined Fund*                   $551               $668                $808                $1,768***
------------------------------------- ------------------ ------------------- ------------------- -------------------
Class C Shares of Government
Mortgage Fund and Mercury Fund
------------------------------------- ------------------ ------------------- ------------------- -------------------
     Mercury Fund                     $278               $551                $949                $2,062
     Government Mortgage Fund         $256               $483                $834                $1,824
     Combined Fund*                   $256               $483                $834                $1,824
------------------------------------- ------------------ ------------------- ------------------- -------------------
Class D Shares of Government
Mortgage Fund and Class I Shares
of Mercury Fund
------------------------------------- ------------------ ------------------- ------------------- -------------------
     Mercury Fund                     $517               $766                $1,033              $1,796
     Government Mortgage Fund         $495               $697                $915                $1,542
     Combined Fund*                   $495               $697                $915                $1,542

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
                -------

                                            1 Year            3 Years             5 Years             10 Years
------------------------------------- ------------------ ------------------- ------------------- -------------------
Class A Shares of Government
Mortgage Fund and Class I of
Mercury Fund
------------------------------------- ------------------ ------------------- ------------------- -------------------
     Mercury Fund                     $493               $691                $904                $1,520
     Government Mortgage Fund         $471               $621                $785                $1,259
     Combined Fund*                   $471               $621                $785                $1,259
------------------------------------- ------------------ ------------------- ------------------- -------------------
Class B Shares of Government
Mortgage Fund and Mercury Fund
------------------------------------- ------------------ ------------------- ------------------- -------------------
     Mercury Fund                     $173               $536                $923                $2,009**
     Government Mortgage Fund         $151               $468                $808                $1,768***
     Combined Fund*                   $151               $468                $808                $1,768***
------------------------------------- ------------------ ------------------- ------------------- -------------------
Class C Shares of Government
Mortgage Fund and Mercury Fund
------------------------------------- ------------------ ------------------- ------------------- -------------------
     Mercury Fund                     $178               $551                $949                $2,062
     Government Mortgage Fund         $156               $483                $834                $1,824
     Combined Fund*                   $156               $483                $834                $1,824
------------------------------------- ------------------ ------------------- ------------------- -------------------
Class D Shares of Government
Mortgage Fund and Class A of
Mercury Fund
------------------------------------- ------------------ ------------------- ------------------- -------------------
     Mercury Fund                     $517               $766                $1,033              $1,796
     Government Mortgage Fund         $495               $697                $915                $1,542
     Combined Fund*                   $495               $697                $915                $1,542


-------------------
 *  Assuming the Reorganization had taken place on February 28, 2002.

 ** Assumes conversion to Class A shares approximately ten years after purchase.

*** Assumes conversion to Class D shares approximately ten years after purchase.

+ Class B shares of Government Mortgage Fund are subject to a contingent deferred sales charge ("CDSC") for four years after the purchase of shares, while Class B shares of Mercury Fund are subject to a CDSC for six years after the purchase of shares. If Class B shares of Mercury Fund were subject to the same CDSC schedule as Government Mortgage Fund, an investor's expenses for the 1, 3, 5 and 10 year periods assuming redemption at the end of the period would be $573, $736, $923 and $2,009, respectively.

     The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a stockholder of Mercury Fund or Government Mortgage Fund bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST

OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES. See "Summary," "The Reorganization--Potential Benefits to Stockholders of Mercury Fund as a Result of the Reorganization," "Comparison of the Funds--Management," "--Purchase of Shares" and "--Redemption of Shares."

Government Mortgage Fund                    Government Mortgage Fund was organized under the laws of the Commonwealth of
                                            Massachusetts on July 20, 1984. Government Mortgage Fund is a diversified, open-end investment company.

                                            As of June 28, 2002, Government Mortgage Fund had net assets of approximately $1.9 billion.

Mercury Fund                                Mercury Fund is one of three series of Asset Program, which was incorporated under the laws of the State of Maryland on May 12, 1994. Asset Program is a diversified, open-end investment company.

                                            As of June 28, 2002, Mercury Fund had net assets of approximately $81 million.

Comparison of the Funds                     Investment Objectives. The investment objectives of Government  Mortgage Fund and
                                            Mercury Fund are substantially similar. Both Funds seek high current return through a fully managed investment policy utilizing U.S. Government securities, U.S. Government agency securities, including Government National Mortgage Association ("GNMA")
                                            mortgage-backed certificates ("GNMA Certificates") and other mortgage-backed government securities.

                                            Investment Policies. Each of Government Mortgage Fund and Mercury Fund invests in a portfolio of securities that are issued or guaranteed by the U.S. Government, by various agencies of the U.S. Government and by various instrumentalities which have been established or sponsored by the U.S. Government, with the combination varying in response to changing markets and conditions. In choosing investments, the Funds consider various factors, including the relative yields of different types of U.S. Government securities, the Fund's assessment of future interest rate patterns and the desirability of holding U.S. Government securities on which they may write covered options. Each Fund may seek to enhance its return through the use of certain portfolio strategies involving options and to hedge its portfolio through the use of options and futures transactions.
                                            Neither Fund is limited as to the maturities of its portfolio investments. Each Fund may also invest up to 5% of its assets in obligations issued or guaranteed by the
                                            International Bank for Reconstruction and Development, an international organization of which the United States is a member country.

                                            Under normal circumstances, at least 80% of Government Mortgage Fund's total assets consists of GNMA Certificates, other U.S. Government securities representing ownership interests in mortgage pools, or U.S. Government securities of issuers whose primary purpose is to facilitate the making of residential or commercial mortgages. Mercury Fund has authority to invest in all securities issued or guaranteed by the U.S. Government or its agencies of any maturity, although under certain circumstances a significant portion of its assets may consist of GNMA Certificates and other U.S. Government securities representing ownership interests in mortgage pools. Mercury Fund invests substantially all (at least 80%) of its total assets in



                                                                -8-

                                            securities issued or guaranteed by the U.S. Government, U.S. Government agencies or U.S.
                                            Government sponsored enterprises.

                                            Portfolio Management. FAM serves as the investment adviser to Government Mortgage Fund.
                                            FAM, doing business as Mercury Advisors, serves as the investment adviser to Mercury
                                            Fund. FAM is responsible for the management of the investment portfolio and for providing administrative services to each Fund.

                                            The portfolio managers of Government Mortgage Fund and Mercury Fund are Frank Viola and
                                            Teresa L. Giacino, who have served as portfolio managers of the Funds since 2001. Mr.
                                            Viola and Ms. Giacino will serve as portfolio managers of the Combined Fund.

                                            Management Fees. Pursuant to a management agreement with FAM, Government Mortgage Fund pays FAM a monthly management fee at the annual rate calculated as follows:

                                                      Portion of average daily value           Management Fee
                                                              of net assets:
                                                     ----------------------------------    ---------------------
                                                     Not exceeding $500 million                   0.500%
                                                     $500 million to $1 billion                   0.475%
                                                     $1 billion to $1.5 billion                   0.450%
                                                     $1.5 billion to $2 billion                   0.425%
                                                     $2 billion to $2.5 billion                   0.400%
                                                     $2.5 billion to $3.5 billion                 0.375%
                                                     $3.5 billion to $5 billion                   0.350%
                                                     $5 billion to $6.5 billion                   0.325%
                                                     Exceeding $6.5 billion                       0.300%

                                            Pursuant to a management agreement between FAM and Mercury Fund, Mercury Fund pays FAM a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets. FAM has voluntarily waived management fees and/or reimbursed expenses of the Mercury Fund since commencement of the Fund's operations. However, such waiver and/or reimbursement may be discontinued by FAM at any time without notice.

                                            After the Reorganization, the effective management fee rate applicable to the Combined
                                            Fund, at current asset levels, would be lower than Mercury Fund's current management fee rate.

                                            See "Summary--Fee Tables" and "Comparison of the Funds--Management."

                                            Class Structure. Government Mortgage Fund and Mercury Fund each offer four classes of common stock. Government Mortgage Fund's Class A, Class D, Class B and Class C shares are substantially the same as Mercury Fund's Class I, Class A, Class B and Class C shares, respectively, except that (i) they represent ownership interests in a different investment portfolio; and (ii) Class B shares of Government Mortgage Fund are subject to a different contingent deferred sales charge ("CDSC") schedule and for a period of four years rather than the six years associated with the corresponding Class B shares of
                                            Mercury Fund. See "Comparison of the Funds--Purchase of Shares,"



                                                                -9-

                                            "--Redemption of Shares" and "Additional Information--Stockholder Services."

                                            Overall Annual Expense Ratio. The tables below show the total operating expense ratio for each class of shares for Mercury Fund and Government Mortgage Fund as of February
                                            28, 2002 and, assuming the Reorganization had taken place on February 28, 2002, the estimated pro forma operating expense ratio for each class of shares of the Combined
                                            Fund (in each case, including class specific distribution and account maintenance fees with respect to the Funds).

                                                                  Total Operating Expense Ratios
                                                                  ------------------------------

                                           Fund                          Class A/I* Class B    Class C   Class D/A**
                                           ----                          ---------  -------    -------   ---------

                                           Government Mortgage Fund      0.72%       1.48%       1.53%      0.97%
                                           Mercury Fund                  0.95%***    1.70%***    1.75%***   1.20%***


                                                    Combined Fund Pro Forma Total Operating Expense Ratios****
                                                    ------------------------------------------------------

                                                                         Class A    Class B    Class C   Class D
                                                                         -------    -------    -------   -------

                                           Combined Fund                  0.72%      1.48%       1.53%     0.97%

                                           -----------------
                                           *    Class A for Government Mortgage Fund and Class I for Mercury Fund.
                                           **   Class D for Government Mortgage Fund and Class A for Mercury Fund.
                                           ***  FAM has voluntarily waived management fees and/or  reimbursed expenses of
                                                Mercury Fund. The Total Annual Fund Operating Expenses shown in the table do not reflect such voluntary management fee waiver and/or reimbursement of expenses because FAM may discontinue them at any time without notice. After taking into account such waiver and reimbursement, the total operating expense ratio for
                                                Mercury Fund shares was 0.25% for Class A shares, 0.75% for Class B shares and
                                                0.80% for Class C shares. All management and other expenses for Class I shares were waived or reimbursed.
                                           **** Assumes the Reorganization had taken place on February 28, 2002.

                                            Purchase of Shares. Shares of Government Mortgage Fund are offered continuously for sale to the public in the same manner as shares of Mercury Fund. See "Comparison of the
                                            Funds--Purchase of Shares."

                                            Redemption of Shares. The redemption procedures for shares of Government Mortgage Fund are the same as the redemption procedures for shares of Mercury Fund. For purposes of computing any CDSC that may be payable upon disposition of shares of Government Mortgage
                                            Fund distributed to Mercury Fund stockholders in the Reorganization, the holding period of Mercury Fund shares outstanding on the date the Reorganization takes place will be
                                            "tacked" onto the holding period of the shares of Government Mortgage Fund distributed in the Reorganization. See "Comparison of the Funds--Redemption of Shares."

                                            Dividends. Each Fund distributes its net investment income monthly and net realized capital gains, if any, at least annually. See "Comparison of the Funds--Dividends and
                                            Distributions."



                                                                -10-

                                            Net Asset Value. Mercury Fund and Government Mortgage Fund each determines net asset value of each class of shares once daily, Monday through Friday, as of the close of business on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. New York time, on each day the NYSE is open for trading (a "Business Day") based on prices at the time of closing. The Funds compute net asset value per share in the same manner. See "Comparison of the Funds--Additional Information--Net Asset Value."

                                            Voting Rights. The corresponding voting rights of the stockholders of the Funds are substantially similar. See "Comparison of the Funds--Additional Information--Capital
                                            Stock."

                                            Other Significant Considerations. Stockholder services, including exchange privileges, available to Mercury Fund and Government Mortgage Fund stockholders are similar. See
                                            "Comparison of the Funds--Additional Information--Stockholder Services." An automatic dividend reinvestment plan is available to stockholders of each Fund. The plans are similar. See "Comparison of the Funds--Automatic Dividend Reinvestment Plan." Other
                                            stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds. "Comparison of the Funds--Stockholder Services."

Tax Considerations                          The Funds will receive an opinion of counsel with respect to the Reorganization  to the effect that, among other things, neither Government Mortgage Fund nor Mercury Fund will recognize any gain or loss on the transaction, and no stockholder of Mercury Fund will recognize any gain or loss upon receipt of shares of Government Mortgage Fund.
                                            Consummation of the Reorganization is subject to the receipt of such opinion of counsel.
                                            See "The Reorganization--Tax Consequences of the Reorganization." The Reorganization
                                            will not affect the status of Government Mortgage Fund as a regulated investment company.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The investment risks associated with an investment in Mercury Fund are substantially similar to the principal investment risks associated with an investment in Government Mortgage Fund. Such risks include interest rate risk, credit risk, market and selection risk, mortgage backed securities risk, borrowing risk, call and redemption risk, securities lending risk, derivatives risk, indexed and inverse floating rate securities risk, repurchase agreements risk, as well as the risks associated with investing in when issued securities, delayed delivery securities, forward commitments, illiquid securities, restricted securities, Rule 144A securities and swap agreements. The risk factors associated with an investment in Government Mortgage Fund are set forth below and in the Government Mortgage Fund Prospectus that accompanies this Proxy Statement and Prospectus under the caption "Details about the Fund--Investment Risks."

     Unless otherwise noted, each Fund is subject to the following principal risks.

Interest Rate Risk -- Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Credit Risk -- Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Market and Selection Risk -- Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the bond market, relevant indices or other funds with similar investment objectives and investment strategies.

Mortgage Backed Securities -- Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and a Fund has to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk." Because of prepayment risk and extension risk mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increase and decrease) may quickly and significantly reduce the value of certain mortgage backed securities.

Most mortgage backed securities are issued by Federal government agencies, such as the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage backed securities issued by Federal government agencies are guaranteed by either the Federal government or the government agency. Such securities have very little credit risk, but may be subject to substantial interest rate risks.

Mortgage backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. If a Fund invests in CMO tranches issued by government agencies and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Borrowing Risk -- Each Fund may borrow for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return.

Call and Redemption Risk -- A bond's issuer may call a bond for redemption before it matures. If this happens to a bond a Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Securities Lending -- Each Fund may lend securities with a value not exceeding 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Derivatives -- Each Fund may use derivative instruments including indexed and inverse securities, futures, options, options on futures, interest rate swaps and credit default swaps. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

         o Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

         o Leverage risk -- the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

         o Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges, as well as to seek to enhance total returns. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may choose not to do so.

Indexed and Inverse Floating Rate Securities -- Each Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Funds may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. Indexed securities and inverse floaters are derivative securities and can be considered speculative. Indexed and inverse securities involve credit risk and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk.

Repurchase Agreements -- Each Fund may enter into certain types of repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. If the other party to a repurchase agreement defaults on its obligation, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

When Issued Securities, Delayed Delivery Securities and Forward Commitments -- When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

Illiquid Securities -- Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities -- Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Funds may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Funds may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if a Fund's management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities -- Rule 144A securities are restricted securities that can be resold to qualified institutional buyers, but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Swap Agreements -- Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Mercury Fund does not invest in swap agreements.

                           COMPARISON OF THE FUNDS

Financial Highlights

     Government Mortgage Fund. The Financial Highlights table is intended to help you understand Government Mortgage Fund's financial performance for the periods shown. Certain information reflects financial results for a single Government Mortgage Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Government Mortgage Fund (assuming reinvestment of all dividends). Except for the six months ended February 28, 2002, the information has been audited by Deloitte & Touche LLP whose report, along with Government Mortgage Fund's financial statements, is included in Government Mortgage Fund's Annual Report that accompanies this Proxy Statement and Prospectus.

     The following per share data and ratios have been derived from information provided in the financial statements.

                Government Mortgage Fund - Financial Highlights


                                                                          Class A
                                              ----------------------------------------------------------------
                                                For the Six
                                                   Months
                                                   Ended
                                                February 28,            For the Year ended August 31,
                                                                ----------------------------------------------
                                                    2002
                                                (unaudited)        2001      2000       1999          1998
                                              ----------------- ---------- -------- ------------ -------------
Increase (Decrease) in Net Asset Value:
-----------------------------------------     ----------------------------------------------------------------
Per Share Operating Performance:
-----------------------------------------     ----------------------------------------------------------------
Net asset value, beginning of period.....        $    9.95    $    9.44   $    9.37   $     9.80  $       9.64
-----------------------------------------     ----------------------------------------------------------------
Investment income--net...................              .25          .57         .58          .55           .60
-----------------------------------------     ----------------------------------------------------------------
Realized and unrealized gain (loss)                    .08          .51         .07         (.43)          .16
  on investments-- net...................
-----------------------------------------     ----------------------------------------------------------------
Total from investment operations.........              .33         1.08         .65          .12           .76
-----------------------------------------     ----------------------------------------------------------------
Less dividends from investment                        (.25)        (.57)       (.58)        (.55)         (.60)
  income -- net..........................
-----------------------------------------     ----------------------------------------------------------------
Net asset value, end of period...........        $   10.03    $    9.95   $    9.44    $    9.37   $      9.80
-----------------------------------------     ----------------------------------------------------------------
Total Investment Return:*
-----------------------------------------     ----------------------------------------------------------------
Based on net asset value per share.......          3.39%++       11.77%       7.23%        1.24%         8.10%
-----------------------------------------     ----------------------------------------------------------------
Ratios To Average Net Assets:
-----------------------------------------     ----------------------------------------------------------------
Expenses..........................                  .72%**         .75%        .75%         .70%          .68%
-----------------------------------------     ----------------------------------------------------------------
Investment income--net.............                5.19%**        5.84%       6.23%        5.71%         6.18%
-----------------------------------------     ----------------------------------------------------------------
Supplemental Data:
-----------------------------------------     ----------------------------------------------------------------
Net assets, end of period (in thousands).        $ 256,345    $ 234,930   $ 192,119  $  212,131    $  277,568
-----------------------------------------     ----------------------------------------------------------------
Portfolio turnover................                 145.78%      199.30%      37.28%      58.16%       301.88%
-----------------------------------------     ----------------------------------------------------------------

---------
  * Total investment returns exclude the effects of sales charges.
 ** Annualized.
 ++ Aggregate total investment return.


          Government Mortgage Fund - Financial Highlights (continued)

                                                                          Class B
                                              ----------------------------------------------------------------
                                                For the Six
                                                   Months
                                                   Ended
                                                February 28,            For the Year ended August 31,
                                                                ----------------------------------------------
                                                    2002
                                                (unaudited)        2001      2000       1999          1998
                                              ----------------- ---------- -------- ------------ -------------
Increase (Decrease) in Net Asset Value:
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Per Share Operating Performance:
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Net asset value, beginning of period......     $     9.95   $    9.44   $     9.36   $     9.79   $     9.63
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Investment income--net....................           .22          .50          .51          .48          .53
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Realized and unrealized gain (loss)                  .08          .51          .08         (.43)         .16
  on investments-- net....................
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Total from investment operations                     .30         1.01          .59          .05          .69
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Less dividends from investment                      (.22)        (.50)        (.51)        (.48)        (.53)
  income -- net...........................
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Net asset value, end of period............     $   10.03    $    9.95   $     9.44   $     9.36   $     9.79
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Total Investment Return:*
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Based on net asset value per share........       3.00%++       10.91%        6.53%         .46%        7.28%
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Ratios To Average Net Assets:
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Expenses..................................       1.48%**        1.52%        1.52%        1.46%        1.45%
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Investment income--net....................       4.42%**        5.07%        5.47%        4.95%        5.42%
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Supplemental Data:
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Net assets, end of period (in thousands)..     $ 546,596    $ 466,432   $  405,846   $  571,969   $  627,818
------------------------------------------    ------------ ----------- ------------ ------------ ------------
Portfolio turnover........................       145.78%      199.30%       37.28%       58.16%      301.88%

---------
  * Total investment returns exclude the effects of sales charges.
 ** Annualized.
 ++ Aggregate total investment return.


                                                                          Class C
                                              ----------------------------------------------------------------
                                                For the Six
                                                   Months
                                                   Ended
                                                February 28,            For the Year ended August 31,
                                                                ----------------------------------------------
                                                    2002
                                                (unaudited)        2001      2000       1999          1998
                                              ----------------- ---------- -------- ------------ -------------
Increase (Decrease) in Net Asset
Value:
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Per Share Operating Performance:
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Net asset value, beginning of period.....    $      9.95   $    9.44   $    9.36   $     9.79   $     9.63
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Investment income--net...................            .21         .49         .51          .48          .52
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Realized and unrealized gain (loss)
  on investments-- net...................            .08         .51         .08        (.43)          .16
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Total from investment operations                     .29        1.00         .59          .05          .68
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Less dividends from investment                      (.21)       (.49)       (.51)        (.48)        (.52)
  income-- net...........................
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Net asset value, end of period...........     $    10.03   $    9.95   $    9.44   $     9.36   $     9.79
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Total Investment Return:*
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Based on net asset value per share.......        2.98%++      10.86%       6.47%         .41%        7.23%
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Ratios To Average Net Assets:
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Expenses.................................        1.53%**       1.57%       1.57%        1.51%        1.51%
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Investment income--net...................        4.32%**       5.00%       5.43%        4.90%        5.35%
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Supplemental Data:
-----------------------------------------   ------------ ----------- ------------ ------------ ------------
Net assets, end of period (in thousands).     $  167,229   $  56,706   $  30,593   $   46,614   $   43,038
-----------------------------------------    ------------ ----------- ----------- ------------ ------------
Portfolio turnover.......................        145.78%     199.30%      37.28%       58.16%      301.88%

---------
  * Total investment returns exclude the effects of sales charges.
 ** Annualized.
 ++ Aggregate total investment return.



          Government Mortgage Fund - Financial Highlights (continued)

                                                                          Class D
                                              ----------------------------------------------------------------
                                                For the Six
                                                   Months
                                                   Ended
                                                February 28,            For the Year ended August 31,
                                                                ----------------------------------------------
                                                    2002
                                                (unaudited)        2001      2000       1999          1998
                                              ----------------- ---------- -------- ------------ -------------
Increase (Decrease) in Net Asset
Value:
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Per Share Operating Performance:
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Net asset value, beginning of period..    $      9.95   $    9.44   $     9.36   $     9.79   $     9.63
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Investment income--net...................         .24         .55          .56          .53          .58
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Realized and unrealized gain (loss)
  on investments-- net...................         .08         .51          .08         (.43)         .16
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Total from investment operations                  .32        1.06          .64          .10          .74
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Less dividends from investment
  income-- net...........................        (.24)       (.55)        (.56)        (.53)        (.58)
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Net asset value, end of period........... $     10.03    $   9.95   $     9.44  $      9.36  $      9.79
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Total Investment Return:*
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Based on net asset value per share.......     3.26%++      11.49%        7.08%         .98%        7.84%
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Ratios To Average Net Assets:
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Expenses.................................      .97%**       1.00%        1.00%         .95%         .93%
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Investment income--net...................     4.94%**       5.59%        5.99%        5.47%        5.94%
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Supplemental Data:
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Net assets, end of period (in thousands..  $  771,829  $  729,136   $  720,311   $  795,813   $  866,013
----------------------------------------- ------------ ----------- ------------ ------------ ------------
Portfolio turnover................            145.78%     199.30%       37.28%       58.16%      301.88%

---------
  * Total investment returns exclude the effects of sales charges.
 ** Annualized.
 ++ Aggregate total investment return.

                      Mercury Fund--Financial Highlights


     Mercury Fund. The Financial Highlights table is intended to help you understand Mercury Fund's financial performance for the periods shown. Certain information reflects financial results for a single Mercury Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Mercury Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with Mercury Fund's financial statements, is included in Mercury Fund's Annual Report, which is available upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.

                                                                  Class I++                                        Class A++
                                          -----------------------------------------  -----------------------------------------------
                                                     For the Year ended January 31,                For the Year ended January 31,
                                          -----------------------------------------  -----------------------------------------------
                                             2002     2001    2000     1999    1998     2002      2001     2000      1999     1998
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....    $ 10.41  $  9.85  $10.52  $ 10.48  $ 10.20  $ 10.41   $ 9.84   $10.52  $  10.48  $ 10.20
------------------------------------------------------------------------------------------------------------------------------------
Investment income--net.................        .57      .66     .64      .64      .69      .55      .64      .61       .61      .67
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain
(loss) on investments--net.............        .13      .56    (.67)     .21      .35      .12      .57     (.68)      .21      .35
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations.......        .70     1.22    (.03)     .85     1.04      .67     1.21     (.07)      .82     1.02
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Investment income--net...............       (.57)    (.66)   (.64)    (.64)    (.69)    (.55)    (.64)    (.61)     (.61)    (.67)
Realized gain on
  investments--net.....................       (.02)     ---     ---     (.17)    (.07)    (.02)      ---     ---      (.17 )   (.07)
In excess of realized gain
  on investments--net..................        ---      ---     ---     ---+      ---       ---      ---     ---      ---+     ---
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions......       (.59)    (.66)   (.64)    (.81)    (.76)    (.57)     (.64)   (.61)     (.78)   (.74)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period.........    $ 10.52  $ 10.41  $ 9.85  $ 10.52  $ 10.48  $ 10.51   $ 10.41  $ 9.84  $  10.52  $10.48
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Return:*
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share.....      6.89%   12.85%   (.28)%    8.39%  10.66%     6.53%   12.68%  (.63)%     8.12%   10.38%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement.........       .00%     .00%    .00%     .00%     .00%      .25%     .25%    .25%      .25%     .25%
------------------------------------------------------------------------------------------------------------------------------------
Expenses...............................      1.10%    1.38%   1.38%    1.73%    2.00%     1.36%    1.63%   1.67%     1.67%    2.25%
------------------------------------------------------------------------------------------------------------------------------------
Investment income--net.................      5.37%    6.49%   6.22%    6.13%    6.80%     5.08%    6.26%   6.02%     5.73%    6.53%
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in
thousands).............................    $ 4,700   $  600  $  140  $ 1,278  $ 3,233  $  5,413  $ 1,980  $  708  $  1,701  $   315
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover.....................    185.42%   84.53%  91.75%  310.91%  361.31%   185.42%   84.53%  91.75%   310.91%  361.31%
------------------------------------------------------------------------------------------------------------------------------------

 ----------
 * Total investment returns exclude the effects of sales charges.
 + Amount is less than $.01 per share.
++ Prior to April 3, 2000, Class I shares were designated as Class A shares and Class A shares were designated as Class D shares.

                                           Mercury Fund--Financial Highlights (continued)


                                                            Class B                                            Class C
                                        -----------------------------------------------  ------------------------------------------
                                                For the Year ended January 31,                      For the Year ended January 31,
                                        -----------------------------------------------  ------------------------------------------
                                          2002      2001     2000      1999     1998      2002     2001    2000     1999    1998
                                        -------  --------  --------  --------  -------  -------  ------- --------  ------ --------
Increase (Decrease) in Net Asset Value:
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..  $  10.39  $   9.83  $ 10.51   $  10.48  $ 10.20  $  10.39  $  9.83  $10.51  $ 10.48   $ 10.19
------------------------------------------------------------------------------------------------------------------------------------
Investment income--net..............       .49       .59      .56        .56      .61       .49      .58     .56      .55       .60
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain
(loss) on investments--net..........       .13       .56     (.68)       .20      .35       .14      .56    (.68)     .20       .36
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations....       .62      1.15     (.12)       .76      .96       .63     1.14    (.12)     .75       .96
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Investment income--net............      (.49)     (.59)     (.56)     (.56)    (.61)     (.49)    (.58)   (.56)    (.55)     (.60)
Realized gain on investments--
  net...............................      (.02)      ---       ---      (.17)    (.07)     (.02)     ---     ---     (.17)     (.07)
In excess of realized gain
  on investments---net..............       ---       ---       ---      ---+      ---       ---      ---     ---      ---+      ---
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions...      (.51)     (.59)     (.56)     (.73)    (.68)     (.51)    (.58)   (.56)    (.72)     (.67)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year........  $  10.50  $  10.39  $   9.83  $  10.51  $ 10.48  $  10.51  $ 10.39  $ 9.83   $ 10.51  $ 10.48
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Return:*
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share..     6.10%    12.02%   (1.13)%     7.48%   9.76%      6.16%   11.97%  (1.18)%    7.43%   9.79%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement......      .75%      .75%      .75%      .75%     .75%      .80%     .80%     .80%     .80%     .80%
------------------------------------------------------------------------------------------------------------------------------------
Expenses............................     1.87%     2.19%     2.22%     2.34%    2.82%     1.94%    2.25%    2.33%    2.47%    2.90%
------------------------------------------------------------------------------------------------------------------------------------
Investment income--net..............     4.61%     5.81%     5.54%     5.26%    5.94%     4.58%    5.75%    5.49%    5.21%    5.88%
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in
thousands)..........................  $ 47,936  $ 16,121  $ 12,045  $ 14,817  $ 6,627  $ 18,217  $ 6,790  $ 3,400  $ 4,679  $ 2,057
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover..................   185.42%    84.53%    91.75%   310.91%  361.31%   185.42%   84.53%   91.75%  310.91%  361.31%
------------------------------------------------------------------------------------------------------------------------------------

       * Total investment returns exclude the effects of sales charges. + Amount is less than $.01 per share.

Investment Objectives and Policies

     The investment objectives of Government Mortgage Fund and Mercury Fund are substantially similar. Each Fund seeks high current return through investments primarily in U.S. Government and government agency securities, including GNMA Certificates and other mortgage backed government securities.

     Government Mortgage Fund and Mercury Fund seek to achieve their investment objectives through fully-managed investment policies utilizing U.S. Government and government agency securities, including GNMA Certificates and other mortgage backed government securities. Under normal circumstances, at least 80% of Government Mortgage Fund's total assets consists of GNMA Certificates, other U.S. Government securities representing ownership interests in mortgage pools, or U.S. Government securities of issuers whose primary purpose is to facilitate the making of residential or commercial mortgages. Mercury Fund has authority to invest in all securities issued or guaranteed by the U.S. Government or its agencies of any maturity, although under certain circumstances a significant portion of its assets may consist of GNMA Certificates and other U.S. Government securities representing ownership interests in mortgage pools. Mercury Fund invests substantially all (at least 80%) of its total assets in securities issued or guaranteed by the U.S. Government, U.S. Government agencies or U.S. Government sponsored enterprises. In choosing investments, Government Mortgage Fund and Mercury Fund each considers factors such as the relative yields of different types of U.S. Government securities and its assessment of future interest rate patterns. Neither Government Mortgage Fund nor Mercury Fund is limited as to the maturities of their portfolio investments. The Funds may seek to enhance their return through the use of options and futures transactions. The hedging strategies are intended to reduce volatility in the net asset value of Fund shares.

     The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act.

     Government Mortgage Fund and Mercury Fund have the following investment strategies and policies.

     GNMA Certificates and Other Mortgage Backed Government Securities. Each Fund invests in GNMA Certificates. GNMA Certificates are mortgage backed securities of the modified pass through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the Certificate. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Each Certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development.

     The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 30 years. The average life may be substantially less than the original maturity of the mortgage pools underlying the securities as a result of prepayments or refinancing of such mortgages. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest. In addition, GNMA offers a pass through security backed by adjustable rate mortgages. As prepayment rates vary widely, it is not possible to predict accurately the average life of a particular pool. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the certificate.

     In addition to GNMA Certificates, Mercury Fund and Government Mortgage Fund may invest in mortgage backed securities issued by Fannie Mae and by the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae, a federally chartered and privately owned corporation, issues pass through securities and certificates representing an interest in a pool of Fannie Mae pass through securities which are guaranteed as to payment of principal and interest by Fannie Mae. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio and securities representing an interest in a pool of FHLMC participation certificates. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. As is the case with GNMA Certificates, the actual maturity of and realized yield on particular Fannie Mae and FHLMC mortgage backed securities will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by Fannie Mae and FHLMC are not backed by the full faith and credit of the United States.

     Mortgage backed U.S. Government securities typically provide a higher potential for current income than other types of U.S. Government securities; however, U.S. Treasury bills, notes and bonds typically provide a higher potential for capital appreciation than mortgage backed securities.

     Payments of principal and interest on mortgage backed securities are made more frequently than are payments on conventional debt securities. In addition, holders of mortgage backed securities may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. Such prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous other economic, geographic, social and other factors. Changes in the rate of prepayments will generally affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest which is higher or lower than the rate on the mortgage backed securities originally held. To the extent that mortgage backed securities are purchased at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to stockholders, will be taxable as ordinary income.

     Derivatives. Mercury Fund and Government Mortgage Fund may use instruments referred to as Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor's 500 Index or the prime lending rate). Derivatives allow the Funds to increase or decrease the level of risk to which the Funds are exposed more quickly and efficiently than transactions in other types of instruments. The Funds may use Derivatives for hedging purposes or to seek to increase total returns.

     Hedging. Hedging is a strategy in which a Derivative is used to offset the risks associated with Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

     The types of Derivative instruments and trading strategies that Mercury Fund and Government Mortgage Fund may use include the following:

     Options and Futures Portfolio Strategies. Each of Mercury Fund and Government Mortgage Fund may seek to increase its return through the use of options on the underlying securities and may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options, interest rate futures and options on interest rate futures. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. The Funds may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. There can be no assurance that a Fund's hedging transactions will be effective.

     Each of Mercury Fund and Government Mortgage Fund is authorized to use certain strategies involving options and futures. Such instruments are referred to collectively herein as "Strategic Instruments."

     Options on Securities and Securities Indices. Each of Mercury Fund and Government Mortgage Fund may invest in options on individual securities and baskets of securities. Government Mortgage Fund may also invest in options on particular measurements of value or rate (an "index"), such as an index of the price of Treasury securities or an index representative of short term interest rates.

     Purchasing Options. Each of Mercury Fund and Government Mortgage Fund is authorized to purchase put options on securities held in its portfolio or securities indices the performance of which is substantially correlated to securities held in its portfolio. When a Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

     Each of Mercury Fund and Government Mortgage Fund is also authorized to purchase call options on securities it intends to purchase or securities indices the performance of which substantially correlates with the performance of the types of securities it intends to purchase. When a Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

     Each of Mercury Fund and Government Mortgage Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

     Writing Options. Each of Mercury Fund and Government Mortgage Fund is authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When a Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

     Each of Mercury Fund and Government Mortgage Fund may also write put options on securities. Additionally, Government Mortgage Fund may write put options on securities indices. When a Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. Each Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which a Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, a Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when either Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. Each Fund will write a put option on a security (and, in the case of Government Mortgage Fund, a securities index), only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread").

     Each of Mercury Fund and Government Mortgage Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

     Other than with respect to closing transactions, Mercury Fund and Government Mortgage Fund will only write call or put options that are "covered." A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options and Futures" below. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

     Options on GNMA Certificates. The following information relates to unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, each of Mercury Fund and Government Mortgage Fund, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its "cover."

     A GNMA Certificate held by Mercury Fund or Government Mortgage Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate which represents cover. When the Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

     Types of Options. Each of Mercury Fund and Government Mortgage Fund may engage in transactions in options on securities or securities indices on exchanges and in the over the counter ("OTC") markets. In general, exchange traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments" below.

     Futures. Each of Mercury Fund and Government Mortgage Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

     The sale of a futures contract limits each Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, each Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect each Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or such Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

     In order to comply with current applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Funds avoid being deemed a "commodity pool operator," the Funds are limited in their futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to non-hedging positions for which the aggregate initial margin and premiums will not exceed 5% of the liquidation value of either Fund's assets.

     Risk Factors in Options and Futures. Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments Mercury Fund or Government Mortgage Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

     Each of Mercury Fund and Government Mortgage Fund intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or either Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

     Certain transactions in Strategic Instruments (e.g., futures transactions, sales of put options) and other types of transactions in which each Fund may engage (e.g., delayed delivery transactions, discussed below) may expose each Fund to potential losses which exceed the amount originally invested by such Fund in such instruments. When Mercury Fund or Government Mortgage Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

     Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments. Certain Strategic Instruments traded in OTC markets, including OTC options, may be substantially less liquid than other instruments in which Mercury Fund or Government Mortgage Fund may invest. The absence of liquidity may make it difficult or impossible for each Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Each Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which Fund management anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

     The staff of the Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. Each of Mercury Fund and Government Mortgage Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by either Fund to a dealer in U.S. Government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).

     Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that Government Mortgage Fund or Mercury Fund have unrealized gains in such instruments or has deposited collateral with its counterparty such Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. Government Mortgage Fund and Mercury Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third party guaranty or other credit enhancement.

     Additional Limitations on the Use of Strategic Instruments. Neither Government Mortgage Fund nor Mercury Fund may use any Strategic Instrument to gain exposure to an asset or type or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

     Interest Rate Swaps, Caps and Floors. Government Mortgage Fund and Mercury Fund may enter into interest rate swaps, which are OTC contracts in which each party agrees to make a periodic payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset.

     In order to hedge the value of a Fund's portfolio against interest rate fluctuations or to enhance a Fund's income, a Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. The Funds intend to use these transactions primarily as a hedge and not as a speculative investment. However, the Funds may also invest in interest rate swaps to enhance income or to increase their yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

     The Funds usually will enter into interest rate swap transactions on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, FAM believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of such Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

     In an interest rate swap, the Funds exchange with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if either Fund holds a mortgage backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if either Fund holds a mortgage backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Funds also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     Typically the parties with which the Funds will enter into interest rate transactions will be broker-dealers and other financial institutions. The Funds will enter into interest rate swap, cap or floor transactions only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by FAM to be equivalent to such rating. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit each Fund's ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to stockholders.

     Credit Default Swap Agreements. Each of Mercury Fund and Government Mortgage Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no credit event with respect to an underlying reference obligation has occurred. Generally a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If either Fund is a buyer and no credit event occurs, such Fund loses its investment and recovers nothing. However, if a credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, each Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller must pay the buyer the full notional value of the reference obligation.

     Credit default swaps involve greater risks than if either Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Funds will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by FAM to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to such Fund.

     The Funds will only buy a credit default swap if they own the reference obligation. If a Fund is a seller of a credit default swap, it will maintain an amount of cash or liquid instruments having an aggregate net asset value at least equal to the full notional value of the reference obligation in a segregated account with the Fund's custodian. The value of these assets will be monitored daily to ensure that their marked to market value at all times will exceed the corresponding obligation of the Fund.

     Indexed and Inverse Floating Rate Securities. Mercury Fund and Government Mortgage Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Funds may also invest in securities whose return is inversely related to changes in an interest rate ("inverse floaters"). In general, inverse floaters change in value in a manner that is opposite to most bonds -- that is, interest rates on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in indexed securities and inverse floaters may subject a Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject a Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Other Investment Policies

     Government Mortgage Fund and Mercury Fund have adopted certain other investment policies described below.

     When Issued Securities and Delayed Delivery Transactions. The Funds may purchase U.S. Government securities on a when issued basis, and each may purchase or sell U.S. Government securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction.

     Stripped Mortgage Backed Securities. The Funds may invest in stripped mortgage backed securities ("SMBSs") issued by agencies or instrumentalities of the United States. SMBSs are derivative multiclass mortgage backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs which represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Fund generally will purchase IOs only as a component of so called "synthetic" securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities. IOs and POs are considered by the staff of the Commission to be illiquid securities and, consequently, the Fund will not invest in IOs or POs in an amount which, taken together with the Fund's other investments in illiquid securities, exceeds 15% of the Fund's net assets.

     Short Sales. The Funds may from time to time make short sales. These transactions will involve either short sales of securities retained in a Fund's portfolio or securities which it has the right to acquire without the payment of further consideration (a short sale "against the box").

     Repurchase Agreements. The Funds may invest in U.S. Government securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Funds may not invest in repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities, including such repurchase agreements. In the event of default by the seller under a repurchase agreement, such Fund may suffer time delays and incur costs or possible losses in connection with the disposal of the collateral.

     Securities Lending. The Funds may lend portfolio securities, with a value not in excess of 33 1/3% of its total assets, to brokers, dealers and financial institutions and receive collateral in cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Funds receive the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loan from the borrower. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund's yield may increase. Loans of securities are terminable at any time and the borrower, after notice is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds may pay reasonable finder's, lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, a Fund could experience delays and costs in gaining access to the collateral. The Funds could also suffer a loss in the event of losses on investments made with cash collateral or, in the event of borrower default, where the value of the collateral falls below the market value of the borrowed securities. The Funds have received an exemptive order from the Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or its affiliates, and to retain an affiliate of the Funds as lending agent. See "Portfolio Transactions and Brokerage."

     Borrowing of Money. Except to the extent permitted by a Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, the Fund may not borrow money to purchase portfolio securities. However, the Funds may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at market value) of its total assets and pledge its assets to secure such borrowings. The Funds will not purchase portfolio securities while any borrowings are outstanding.

     For a detailed discussion of investment policies of Mercury Fund and Government Mortgage Fund regarding futures and options, including the risks associated therewith, see "Details About the Fund--Investment Risks" in the Mercury Fund Prospectus, and "Details About the Fund--Investment Risks" in the Government Mortgage Fund Prospectus, "Dividends and Taxes--Tax Treatment of Options and Futures Transactions" in the Mercury Fund Statement, "Dividends and Taxes--Tax Treatment of Options and Futures" in the Government Mortgage Fund Statement, "Investment Objective and Policies--Other Investment Policies and Practices" in the Mercury Fund Statement, and "Investment Objective and Policies--Other Investment Practices" in the Government Mortgage Fund Statement.

Investment Restrictions

     Mercury Fund and Government Mortgage Fund have identical investment restrictions. See "Investment Objective and Policies--Investment Restrictions" in the Mercury Fund and Government Mortgage Fund Statements.

Management

     Management and Advisory Arrangements. FAM serves as the investment adviser to Government Mortgage Fund. FAM, doing business as Mercury Advisors, serves as the investment adviser to Mercury Fund.

     Pursuant to a management agreement between FAM and Government Mortgage Fund, Government Mortgage Fund pays FAM a monthly management fee at the annual rate calculated as follows:

        Portion of average daily value of net assets:       Management Fee
     ---------------------------------------------------    -----------------
     Not exceeding $500 million                                 0.500%
     $500 million to $1 billion                                 0.475%
     $1 billion to $1.5 billion                                 0.450%
     $1.5 billion to $2 billion                                 0.425%
     $2 billion to $2.5 billion                                 0.400%
     $2.5 billion to $3.5 billion                               0.375%
     $3.5 billion to $5 billion                                 0.350%
     $5 billion to $6.5 billion                                 0.325%
     Exceeding $6.5 billion                                     0.300%

     Pursuant to a management agreement between FAM and Asset Program, Mercury Fund is obligated to pay FAM a monthly management fee at the annual rate of 0.50% of the Fund's average daily net assets. FAM is currently waiving the management fee due from Mercury Fund, but may discontinue such waiver at any time.

     Sales Charges; 12b-1 Fees. Class A and Class D shares of Government Mortgage Fund and Class I and Class A shares of Mercury Fund are sold subject to a front-end sales charge, and Class B and Class C shares of Government Mortgage Fund and Mercury Fund are subject to a contingent deferred sales charge. Under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act, Government Mortgage Fund pays fees in connection with account maintenance for each of Class B, Class C and Class D shares and in connection with distribution for each of Class B and Class C shares ("12b-1 fees"), and Mercury Fund pays 12b-1 fees in connection with account maintenance for each of Class A, Class B and Class C shares and in connection with distribution for each of Class B and Class C shares. Set forth below is a comparison of the 12b-1 fees as well as the maximum applicable sales charges for Government Mortgage Fund and Mercury Fund:

                         12b-1 Annual Fee Rates and Sales Charges
            (as a percentage of average daily net assets of the applicable share class)
            ---------------------------------------------------------------------------

-------------------------------- ------------------------- ---------------------- --------------------------
                                                                                     Maximum Front-End1 or
                                  Account Maintenance Fee        Distribution Fee    Contingent Deferred
                                                                                         Sales Charge2
-------------------------------- ------------------------- ---------------------- --------------------------
                                   Government              Government              Government
          Share Class               Mortgage     Mercury    Mortgage     Mercury    Mortgage      ercury
                                      Fund        Fund        Fund        Fund       Fund          Fund
-------------------------------- ------------- ----------- ----------- ---------- ------------ -------------
Class A Shares of Government
Mortgage Fund                        None         None       None         None       4.00%         4.00%

Class I Shares of Mercury
Fund
-------------------------------- ------------- ----------- ----------- ---------- ------------ -------------
Class B Shares of
Government Mortgage Fund
and Mercury Fund                     0.25%        0.25%      0.50%        0.50%      4.00%         4.00%
-------------------------------- ------------- ----------- ----------- ---------- ------------ -------------
Class C Shares of
Government Mortgage Fund
and Mercury Fund                     0.25%        0.25%      0.55%        0.55%      1.00%         1.00%
-------------------------------- ------------- ----------- ----------- ---------- ------------ -------------
Class D Shares of Government
Mortgage Fund                        0.25%        0.25%      None         None       4.00%         4.00%

Class A Shares of Mercury
Fund
-------------------------------- ------------- ----------- ----------- ---------- ------------ -------------

  ---------
     1 Class A shares and Class D shares of Government Mortgage Fund and Class I and Class D shares of Mercury Fund are subject to a front-end sales charge. See "Purchase of Shares - Initial Sales Charge Alternatives - Class A and Class D Shares" in the Government Mortgage Fund Statement and "Purchase of Shares - Initial Sales Charge Alternatives - Class I and Class A Shares" in the Statement of Additional Information relating to Mercury Fund, dated May 29, 2002.
     2 Class B shares and Class C shares of Government Mortgage Fund and Mercury Fund are subject to a contingent deferred sales charge. See "Purchase of Shares - Deferred Sales Charge Alternatives - Class B and Class C Shares" in the Government Mortgage Fund Statement and the Statement of Additional Information relating to Mercury Fund, dated May 29, 2002.

Purchase of Shares

     Government Mortgage Fund and Mercury Fund each offer four classes of shares. Government Mortgage Fund's Class A, Class D, Class B and Class C shares are substantially the same as Mercury Fund's Class I, Class A, Class B and Class C shares, respectively, except that the CDSC period of Class B shares of Government Mortgage Fund is four years and the CDSC period of Class B shares of Mercury Fund is six years, and each Fund's share classes represent ownership interests in a different investment portfolio. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto for Government Mortgage Fund and Mercury Fund, see "Your Account--Merrill Lynch Select PricingSM System" and "--How to Buy, Sell, Transfer and Exchange Shares" in the Government Mortgage Fund Prospectus and "Pricing of Shares" and "How to Buy, Sell, Transfer and Exchange Shares" in the Mercury Fund Prospectus.

Redemption of Shares

     The redemption procedures for shares of Government Mortgage Fund are the same as the redemption procedures for shares of Mercury Fund. For purposes of computing any CDSC that may be payable upon disposition of shares of Government Mortgage Fund distributed to Mercury Fund stockholders in the Reorganization, the holding period of Mercury Fund shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the shares of Government Mortgage Fund distributed in the Reorganization. See "Your Account--Merrill Lynch Select PricingSM System," "--How to Buy, Sell, Transfer and Exchange Shares" and "--Participation in Fee-Based Programs" in the Government Mortgage Fund Prospectus and "Pricing of Shares," "How to Buy, Sell, Transfer and Exchange Shares" and "Participation in Fee-Based Programs" in the Mercury Fund Prospectus.

Exchange of Shares

     The exchange privilege for the Class A, Class B, Class C and Class D shares of Government Mortgage Fund is similar to the exchange privilege for the Class I, Class B, Class C and Class A shares of Mercury Fund, respectively, except that Government Mortgage Fund stockholders receive shares of other mutual funds advised by FAM or its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), and Mercury Fund stockholders receive shares of other Mercury mutual funds. Mutual funds advised by FAM or MLIM are together referred to herein as "FAM/MLIM-advised mutual funds." U.S. stockholders of each class of shares of Government Mortgage Fund have an exchange privilege with certain other FAM/MLIM-advised mutual funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutional Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of FAM/MLIM-advised mutual funds. Under the Merrill Lynch Select PricingSM System, Class A stockholders may exchange Class A shares of Government Mortgage Fund for Class A shares of a second FAM/MLIM-advised mutual fund if the stockholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A stockholder wants to exchange Class A shares for shares of a second FAM/MLIM-advised mutual fund, and the stockholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the stockholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second FAM/MLIM-advised mutual fund at any time as long as, at the time of the exchange, the stockholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other FAM/MLIM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of Government Mortgage Fund is "tacked" to the holding period of the newly acquired shares of the other fund. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain FAM/MLIM-advised mutual funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the stockholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by Government Mortgage Fund's distributor.

     U.S. stockholders of Class I, Class A, Class B and Class C shares of Mercury Fund have an exchange privilege with certain other Mercury mutual funds and Summit Cash Reserves Fund. Class I stockholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I stockholder wants to exchange Class I shares for shares of a second Mercury mutual fund or for Class A shares of Summit, but does not hold Class I shares of the second fund or Class A shares of Summit in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund or Class A shares of Summit, the stockholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the stockholder is eligible to acquire Class I shares of such Mercury mutual fund. Class B and Class C shares will be exchangeable for Class B or Class C shares, respectively, of another Mercury mutual fund or for Class B shares of Summit. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. Class I, Class A, Class B and Class C shares also will be exchangeable for shares of certain Mercury mutual funds specifically designated as available for exchange by holders of Class I, Class A, Class B and Class C shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the stockholder for at least 15 days.

Performance

     General. The following tables provide performance information for each class of shares of each Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

                                               Government Mortgage Fund
                                              Average Annual Total Return

                                        Class A Shares       Class B Shares      Class C Shares       Class D Shares
                                      -----------------   ------------------    -----------------   ------------------
                                       With     Without    With     Without      With    Without      With     Without
                                       Sales     Sales    Sales      Sales      Sales     Sales      Sales      Sales
                                      Charge    Charge*   Charge    Charge*     Charge   Charge*     Charge    Charge*
Period                                  (%)       (%)       (%)       (%)        (%)       (%)        (%)       (%)
------                                -------   -------   ------   ----------  ------    -------   ------     -------
Year Ended 5/31/02...............      3.82%     8.15%     3.32%     7.32%      6.27%     7.27%      3.56%     7.88%
Five Years Ended 5/31/02.........      6.29%     7.16%     6.34%     6.34%      6.29%     6.29%      6.02%     6.89%
Ten Years Ended 5/31/02..........       --        --       5.81%     5.81%       --        --        5.92%     6.35%
Inception (10/21/94) through           7.11%     7.69%      --        --        6.82%     6.82%       --        --
5/31/02..........................

-------------------
  * Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 4.00%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after 4 years. Class C shares are subject to a 1.0% CDSC for one year.


                                                     Mercury Fund
                                              Average Annual Total Return

                                      Class I Shares**      Class B Shares      Class C Shares      Class A Shares**
                                      -----------------   ------------------    -----------------   ------------------
                                       With     Without    With     Without      With    Without      With     Without
                                       Sales     Sales    Sales      Sales      Sales     Sales      Sales      Sales
                                      Charge    Charge*   Charge    Charge*     Charge   Charge*     Charge    Charge*
Period                                  (%)       (%)       (%)       (%)        (%)       (%)        (%)       (%)
------                                -------   -------   ------   ----------  ------    -------   ------     -------
Year Ended 5/31/02...............      3.80%     8.13%     3.22%     7.22%      6.29%     7.29%      3.45%     7.76%
Five Years Ended 5/31/02.........      6.93%     7.81%     6.65%     6.96%      6.92%     6.92%      6.62%     7.50%
Inception (2/1/95) through 5/31/02     7.71%     8.31%     7.43%     7.43%      7.39%     7.39%      7.41%     8.01%

-------------------
  * Assumes the maximum applicable sales charge. The maximum initial sales charge on Class I and Class A shares is 4.00%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after six years. Class C shares are subject to a 1.0% CDSC for one year.

 ** Prior to April 3, 2000, Class I Shares were designated as Class A Shares, and Class A Shares were designated as Class D Shares.

Code of Ethics

     Each Board has approved the same Code of Ethics under Rule 17j-1 of the Investment Company Act, which covers the Fund and the Fund's investment adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Stockholder Rights

     Stockholders of Government Mortgage Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Board Members and any other matter submitted to a stockholder vote. Government Mortgage Fund does not intend to hold annual meetings of stockholders. Voting rights for Board Members are not cumulative. Shares of Government Mortgage Fund to be issued to stockholders of the Mercury Fund in the Reorganization will be fully paid and, except as stated below, non-assessable, will have no preemptive rights, and will have the conversion rights described in this Proxy Statement and Prospectus and in the Government Mortgage Fund Prospectus. Each share of Government Mortgage Fund is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. See "Stockholders' Meetings" below for additional information. Rights attributable to shares of Mercury Fund are similar to those described above.

Limitation of Liability

     Government Mortgage Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, stockholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of Government Mortgage Fund contains an express disclaimer of stockholder liability for acts or obligations of Government Mortgage Fund and provides for indemnification and reimbursement of expense out of Government Mortgage Fund's property for any stockholder held personally liable for the obligations of Government Mortgage Fund. Thus, the risk of a stockholder incurring financial loss on account of stockholder liability is limited to circumstances in which Government Mortgage Fund itself would be unable to meet its obligations. Given the nature of Government Mortgage Fund's assets and operations, the possibility of Government Mortgage Fund being unable to meet its obligations is remote and the risk to Government Mortgage Fund's stockholders is remote.

     The Declaration of Trust further provides that no Trustee, officer, employee or agent of Government Mortgage Fund is liable to Government Mortgage Fund or to any stockholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of Government Mortgage Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. It also provides that all third persons shall look solely to Government Mortgage Fund property for satisfaction of claims arising in connection with the affairs of Government Mortgage Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of Government Mortgage Fund.

Dividends

     It is the intention of each Fund to distribute substantially all of its net investment income. Each Fund distributes dividends from net investment income monthly. All net realized capital gains, if any, will be distributed to each Fund's stockholders at least annually. From time to time, each Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year.

Automatic Dividend Reinvestment Plan

     Each of Government Mortgage Fund and Mercury Fund offers its stockholders an Automatic Dividend Reinvestment Plan (each, a "Plan" and collectively, the "Plans") with the same terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see "Your Account--How to Buy, Sell, Transfer and Exchange Shares" in the Government Mortgage Fund Prospectus and "Account Choices--How to Buy, Sell, Transfer and Exchange Shares" in the Mercury Fund Prospectus.

     After the Reorganization, former stockholders of Mercury Fund who elected to receive dividends in cash will continue to receive dividends in cash from the Combined Fund; dividends paid to all other former Mercury Fund stockholders will be automatically reinvested in shares of the Combined Fund. If a stockholder currently owns shares of Government Mortgage Fund and shares of Mercury Fund, after the Reorganization that stockholder's election with respect to the dividends of Government Mortgage Fund will control unless the stockholder specifically elects a different option.

Tax Information

     The tax consequences associated with investment in shares of Mercury Fund are identical to the tax consequences associated with investment in shares of Government Mortgage Fund. See "Summary--Tax Considerations" and "The Reorganization--Tax Consequences of the Reorganization" herein, and "Your Account--Dividends and Taxes" in the Government Mortgage Fund Prospectus.

Portfolio Transactions

     The procedures for engaging in portfolio transactions are generally the same for Government Mortgage Fund and Mercury Fund. After the Reorganization, the Combined Fund will utilize the portfolio transaction procedures of Government Mortgage Fund. For a discussion of Government Mortgage Fund's procedures, see "Portfolio Transactions" in the Government Mortgage Fund Statement of Additional Information.

Portfolio Turnover

     Generally, neither Government Mortgage Fund nor Mercury Fund purchases securities for short term trading profits. Government Mortgage Fund and Mercury Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to the Fund's investment adviser. Neither Government Mortgage Fund nor Mercury Fund has any limit on its portfolio turnover rate. A high portfolio turnover rate may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends representing the excess of net short-term capital gains over net long-term capital losses or accrued market discount. High portfolio turnover also may involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions that are borne directly by the Fund. The following table illustrates the portfolio turnover rates for the Funds for the last two fiscal years:

  ------------------------------------- -------------------------------------- --------------------------------------
                                         Portfolio Turnover Rate for Fiscal     Portfolio Turnover Rate for Fiscal
                  Fund                   Year Ended August 31, 2000/January     Year Ended August 31, 2001/January
                                                      31, 2001*                              31, 2002*
  ------------------------------------- -------------------------------------- --------------------------------------
  Government Mortgage Fund                             37.28%                                199.30%+
  ------------------------------------- -------------------------------------- --------------------------------------
  Mercury Fund                                         84.53%                                185.42%+
  ------------------------------------- -------------------------------------- --------------------------------------

   * The fiscal year end of Government Mortgage Fund is August 31 and the fiscal year end of Mercury Fund is January 31.

   + The increase in the portfolio turnover rate for each Fund shown above was due to a significant net inflow of assets into the Funds, change in interest rates and an increase in the use of purchase and sale contracts involving GNMA Certificates.



Additional Information

     Net Asset Value. Both Mercury Fund and Government Mortgage Fund determine net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

     Stockholder Services. Government Mortgage Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Government Mortgage Fund have an exchange privilege with certain other FAM/MLIM-advised mutual funds. Stockholder services, including exchange privileges, available to stockholders of Mercury Fund are similar to those of Government Mortgage Fund, except that Mercury Fund stockholders have an exchange privilege with certain other Mercury mutual funds. For a description of these services, see "Investment Objectives and Policies - Exchange of Shares" in this Proxy Statement and Prospectus and see "Shareholder Services" in the Government Mortgage Fund Statement of Additional Information.

     Custodian. The Bank of New York ("BONY") acts as custodian of the cash and securities for each of the Funds. BONY's principal business address is 90 Washington Street, 12th Floor, New York, New York 11286. It is anticipated that BONY will serve as the custodian of the Combined Fund.

     Accounting Services. Each of Government Mortgage Fund and Mercury Fund has entered into an agreement with State Street Bank and Trust Company ("State Street") effective January 1, 2001, pursuant to which State Street provides certain accounting services to Government Mortgage Fund and Mercury Fund. Government Mortgage Fund and Mercury Fund each pay a fee for these services. Prior to January 1, 2001, FAM provided accounting services to Government Mortgage Fund and Mercury Fund and was reimbursed by each Fund at its cost in connection with such services. FAM continues to provide certain accounting services to Government Mortgage Fund and Mercury Fund and the Funds reimburse FAM for these services.

     The tables below show the amounts paid by Government Mortgage Fund and Mercury Fund to State Street and to FAM for accounting services for the periods indicated.

                            -------------------------------------------- -----------------------------------------
                                      Government Mortgage Fund                            Mercury Fund
--------------------------- -------------------------------------------- -----------------------------------------
       Fiscal Year*         Paid to State Street       Paid to FAM       Paid to State Street      Paid to FAM
--------------------------- --------------------- ---------------------- ---------------------- ------------------
           2002                  $198,662**             $26,655**               $30,433              $4,793
--------------------------- --------------------- ---------------------- ---------------------- ------------------
           2001                 $263,702***             $106,729                $897***              $22,200
--------------------------- --------------------- ---------------------- ---------------------- ------------------
           2000                     N/A                 $398,927                  N/A                $13,556
--------------------------- --------------------- ---------------------- ---------------------- ------------------

  * The fiscal year end of Government Mortgage Fund is August 31 and the fiscal year end of Mercury Fund is January 31.

  ** Represents payments made for the six months ended February 28, 2002.

 *** Represents payments pursuant to the agreement with State Street commencing on January 1, 2001.


     Transfer Agent, Dividend Disbursing Agent and Registrar. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and registrar with respect to Government Mortgage Fund and Mercury Fund (the "Transfer Agent"), pursuant to separate registrar, transfer agency and service agreements with each of the Funds. Government Mortgage Fund pays between $16.00 and $20.00 for each Class A or Class D stockholder account and between $19.00 and $23.00 for each Class B or Class C stockholder account, depending on the level of service required. Mercury Fund pays between $11.00 and $20.00 for each Class I or Class A stockholder account and between $14.00 and $23.00 per Class B or Class C stockholder account, depending on the level of service required. Government Mortgage Fund and Mercury Fund each reimburse FDS for certain transaction charges and out-of-pocket expenses incurred by FDS under the Transfer Agency Agreement. The following table sets forth the transfer agent fees paid by Government Mortgage Fund and Mercury Fund for the last two fiscal years:

                                              ---------------------------------------------------------------
                                                                       Fiscal Year*
  ------------------------------------------- ---------------------------------------------------------------
               Fund                                        2002                            2001
  ------------------------------------------- -------------------------------- ------------------------------
  Government Mortgage Fund                             $1,344,964**                     $2,715,350
  ------------------------------------------- -------------------------------- ------------------------------
  Mercury Fund                                            $79,561                         $47,537
  ------------------------------------------- -------------------------------- ------------------------------

  * The fiscal year end of Government Mortgage Fund is August 31 and the fiscal year end of Mercury Fund is January 31.


 **  For the six months ended February 28, 2002.


     Capital Stock. Government Mortgage Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.10 per share, which are divided into four classes, designated Class A, Class B, Class C and Class D shares. Asset Program is authorized to issue 200,000,000 shares of common stock, par value $0.10 per share, of which 33,750,000 have been designated to Mercury Fund as follows: 6,250,000 Class I shares, 6,250,000 Class A shares, 15,000,000 Class B shares and 6,250,000 Class C shares.

     The types of expenses attributable to Class A, Class B, Class C and Class D shares of Government Mortgage Fund and Class I, Class A, Class B and Class C shares of Mercury Fund are identical in all respects, except that at current asset levels the management fee due from Mercury Fund would be at a higher rate than the management fee due from Government Mortgage Fund (see "Management -- Management and Advisory Arrangements") (however, currently FAM is waiving the management fee due from Mercury Fund but may discontinue this waiver at any time) and (ii) Class B shares of Mercury Fund are subject to a longer CDSC period and a different CDSC schedule than Class B shares of Government Mortgage Fund (see "Management -- Sales Charges; 12b-1 Fees").

     Stockholder Inquiries. Stockholder inquiries with respect to Government Mortgage Fund and Mercury Fund may be addressed to the respective Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                              THE REORGANIZATION

General

     Under the Agreement and Plan (attached hereto as Exhibit I), Government Mortgage Fund will acquire substantially all of the assets, and assume substantially all of the liabilities, of Mercury Fund, a series of Asset Program, in exchange solely for an equal aggregate value of newly issued shares of beneficial interest, with a par value of $.10 per share, of Government Mortgage Fund. Such shares of Government Mortgage Fund received by Mercury Fund will then be distributed on a proportionate basis to the stockholders of Mercury Fund in exchange for their shares of common stock of Mercury Fund, with a par value of $.10 per share. These transactions are referred to as the "Reorganization".

     Generally, the assets transferred by Mercury Fund to Government Mortgage Fund will equal all investments of Mercury Fund held in its portfolio after the close of business on the NYSE on the business day prior to the date the Reorganization takes place ("Valuation Time") and all other assets of Mercury Fund as of such time.

     Shares of Government Mortgage Fund will be distributed to stockholders of Mercury Fund as follows: holders of Class I, A, B and C shares of Mercury Fund who own such shares as of the Valuation Time will be entitled to receive Class A, D, B and C shares, respectively, of Government Mortgage Fund (the "Corresponding Shares"). The aggregate net asset value of the Corresponding Shares of Government Mortgage Fund to be received by each stockholder of Mercury Fund will equal the aggregate net asset value of the shares of Mercury Fund owned by such stockholder as of the Valuation Time. See "Terms of the Agreement and Plan -- Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.

     Since the Corresponding Shares will be issued at net asset value and the shares of Mercury Fund will be valued at net asset value, the interests of holders of shares of Mercury Fund will not be diluted as a result of the

Reorganization. Because the Combined Fund will have a larger asset base than Mercury Fund as a result of the Reorganization, a stockholder of Mercury Fund likely will hold a lower percentage of ownership in the Combined Fund than he or she did in Mercury Fund immediately prior to the Reorganization.

Procedure

     The Board of Asset Program, including all of the Board Members who are not "interested persons" of Asset Program as defined in the Investment Company Act, unanimously approved the Agreement and Plan and the submission of such Agreement and Plan to the stockholders of Mercury Fund for approval. The Board of Government Mortgage Fund, including all of the Board Members who are not "interested persons" of the Fund, also unanimously approved the Agreement and Plan. No vote of the stockholders of Government Mortgage Fund is required.

     If the stockholders of Mercury Fund approve the Agreement and Plan at the Meeting, and all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place as soon as practicable after such approval.

     THE BOARD OF ASSET PROGRAM RECOMMENDS THAT MERCURY FUND STOCKHOLDERS APPROVE THE AGREEMENT AND PLAN.

Terms of the Agreement and Plan

     The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

     Valuation of Assets and Liabilities. Full shares of Government Mortgage Fund, and to the extent necessary, fractional shares of Government Mortgage Fund, of an aggregate net asset value equal to the value of the assets of Mercury Fund, determined as hereinafter provided, shall be issued by Government Mortgage Fund, in return for such assets of Mercury Fund. The respective assets of the Funds will be valued as of the Valuation Time. The assets of each Fund will be valued according to the procedures set forth under "Your Account--How Shares Are Priced" in the Government Mortgage Fund Prospectus. Such valuation and determination shall be made by Government Mortgage Fund in cooperation with Mercury Fund. Purchase orders for Mercury Fund shares which have not been confirmed as of the Valuation Time will be treated as assets of Mercury Fund for purposes of the Reorganization; redemption requests which have not settled as of the Valuation Time will be treated as liabilities for purposes of the Reorganization.

     Distribution of Corresponding Shares. As soon as practicable after the Closing Date (the next full business day following the Valuation Time), Mercury Fund will liquidate and distribute the Corresponding Shares of Government Mortgage Fund received by it pro rata to its stockholders in exchange for such stockholders' proportional interests in Mercury Fund. The Corresponding Shares of Government Mortgage Fund received by the stockholders will have the same aggregate net asset value as each such stockholders' interest in Mercury Fund held on the Closing Date. Generally, the liquidation and distributions will be accomplished by opening new accounts on the books of Government Mortgage Fund in the names of the stockholders of Mercury Fund and transferring to those stockholders' accounts the shares of Government Mortgage Fund representing such stockholders' interests in Mercury Fund.

     No sales charge or fee of any kind will be charged to stockholders of Mercury Fund in connection with their receipt of Corresponding Shares of Government Mortgage Fund in the Reorganization.

     Expenses. The expenses of the Reorganization that are directly attributable to Mercury Fund are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the meeting of stockholders of the Fund to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses related to the printing of the Proxy Statement and Prospectus and of the Reorganization Statement of Additional Information. The expenses of the Reorganization that are directly attributable to Mercury Fund will be borne by Mercury Fund up to a maximum of $116,000 and by

FAM in excess of that amount. The expenses for Government Mortgage Fund are expected to include the expenses incurred in printing sufficient copies of Government Mortgage Fund's Prospectus and Annual Report that will accompany the mailing of the Proxy Statement and Prospectus. The expenses of the Reorganization that are directly attributable to Government Mortgage Fund will be borne by FAM. Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, legal, transfer agent and audit fees, will be borne equally by Mercury Fund (up to a maximum of $116,000 as noted above) and FAM, which has agreed to bear Government Mortgage Fund's Reorganization expenses, and entirely by FAM to the extent Mercury Fund's $116,000 expense cap is exceeded. The expenses of the Reorganization attributable to Government Mortgage Fund (borne by FAM) and Mercury Fund (borne by FAM in excess of $116,000) are currently estimated to be approximately $86,500 and $122,900, respectively.

     Required Approvals. Consummation of the Reorganization is conditioned upon the approval by the Board of Government Mortgage Fund and the Board of Asset Program, as well as the receipt of certain regulatory approvals. In addition, approval of the Agreement and Plan by Mercury Fund requires the affirmative vote of the stockholders of Mercury Fund representing a majority of the outstanding shares of Mercury Fund entitled to be voted thereon. All classes of shares of Mercury Fund will vote together as a single class in approving the Agreement and Plan. A vote of the stockholders of Government Mortgage Fund is not required.

     Termination of Mercury Fund. Following the transfer of the assets and liabilities of Mercury Fund to Government Mortgage Fund and distribution of the Corresponding Shares of Government Mortgage Fund to Mercury Fund's stockholders, Asset Program will take action to terminate Mercury Fund as a series of Asset Program under Maryland law.

     Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein only by agreement of all the parties to the Agreement and Plan. The obligations of Mercury Fund and Government Mortgage Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 becoming effective, approval of the Reorganization by Mercury Fund's stockholders, an opinion of counsel being received as to certain tax matters and the continuing accuracy of various representations and warranties being confirmed by the respective parties. The Boards may amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the shareholders of Mercury Fund.

     Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the stockholders of Mercury Fund, prior to the Closing Date, or the Closing Date may be postponed with respect to the
Reorganization: (i) by mutual consent of the Boards of Government Mortgage and Mercury Fund; (ii) by the Board of Mercury Fund if any condition of Mercury Fund's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Government Mortgage Fund if any condition of Government Mortgage Fund's obligations with respect to the Reorganization has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders of Mercury Fund as a Result of the Reorganization

     FAM and the Board of Mercury Fund have determined, after considering numerous factors including the estimated costs associated with the Reorganization, that stockholders of Mercury Fund are likely to benefit from the Reorganization. Following the Reorganization, Mercury Fund stockholders will remain invested in a diversified open-end fund that has substantially the same investment objective as Mercury Fund and substantially the same sales charges and account maintenance and distribution fees. In addition, stockholders of Mercury Fund are likely to experience certain benefits, including potential future economies of scale and the potential for greater flexibility in portfolio management due to increased asset size. Also, at current asset levels, the effective advisory fee rate for the Combined Fund would be lower than the current contractual advisory fee rate for Mercury Fund.

     FAM believes that the Reorganization will also benefit the stockholders of Mercury Fund because after the Reorganization, certain fixed costs, such as printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby potentially lowering the expense ratio borne by stockholders of Mercury Fund.

     To illustrate the potential economies of scale for Mercury Fund stockholders, the following table sets forth the total operating expense ratio for each class of shares both excluding and including the effect of fee waivers, if any, as of February 28, 2002.

                                                                                             Class D Shares of
                     Class A Shares of        Class B Shares of      Class C Shares of      Government Mortgage
                    Government Mortgage      Government Mortgage         Government          Fund and Class A
                  Fund and Class I Shares          Fund and          Mortgage Fund and       Shares of Mercury
                      of Mercury Fund            Mercury Fund*          Mercury Fund                Fund*
                  -------------------------------------------------------------------------------------------------
                   Excluding    Including    Excluding   Including   Excluding  Including   Excluding    Including
                      Fee          Fee          Fee        Fee          Fee        Fee         Fee         Fee
                    Waivers      Waivers      Waivers    Waivers      Waivers    Waivers     Waivers      Waivers
                  ------------------------------------------------------------------------------------ ------------
Government           0.72%        0.72%        1.48%      1.48%       1.53%      1.53%       0.97%        0.97%
  Mortgage Fund
Mercury Fund         0.95%        0.00%        1.70%      0.75%       1.75%      0.80%       1.20%        0.25%
Combined Fund**      0.72%        0.72%        1.48%      1.48%       1.53%      1.53%       0.97%        0.97%

   * Class B shares of Mercury Fund automatically convert to Class A shares about ten years after initial purchase and will no longer be subject to distribution fees. Class B shares of Government Mortgage Fund automatically convert to Class D shares about ten years after initial purchase and will no longer be subject to distribution fees.

   ** Assuming the Reorganization had taken place on February 28, 2002.


FAM is currently waiving receipt of management fees and/or reimbursing other expenses due from Mercury Fund but such waiver and reimbursement may be discontinued by FAM at any time. FAM has agreed to bear all Reorganization expenses attributable to Mercury Fund in excess of $116,000.

     The following tables set forth the net assets of the Funds for each of their last three fiscal year ends and as of May 31, 2002.

             Government Mortgage Fund                     Mercury Fund
       -----------------------------------     -------------------------------
       As of 8/31/99        $1,626,527,000     As of 1/31/00       $16,293,000

       As of 8/31/00        $1,348,869,000     As of 1/31/01       $25,491,000

       As of 8/31/01        $1,487,204,000     As of 1/31/02       $76,266,000

       As of 5/31/02        $1,824,167,000     As of 5/31/02       $83,858,000

     Management does not believe that Mercury Fund is likely to attract significant assets and believes that it is likely to experience net redemptions resulting over time in a higher operating expense ratio. As discussed above, in the Reorganization stockholders of Mercury Fund will benefit by continuing to be invested in an open-end fund with a similar investment objective, a lower advisory fee and a larger asset base. FAM has agreed to bear all Reorganization expenses attributable to Government Mortgage Fund and all such Mercury Fund expenses in excess of $116,000.

     In approving the Reorganization, the Board of Mercury Fund determined that the interests of existing stockholders of Mercury Fund would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

     Summary. Asset Program, on behalf of Mercury Fund, and Government Mortgage Fund will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Fund will recognize any gain or loss on the transaction, and no stockholder of Mercury Fund will recognize any gain or loss upon receipt of shares of Government Mortgage Fund in the Reorganization.

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Government Mortgage Fund and Mercury Fund have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Government Mortgage Fund intends to continue to so qualify after the Reorganization. The Funds will receive an opinion of counsel to the effect that for Federal income tax purposes: (i) the transfer by Mercury Fund of substantially all of its assets to Government Mortgage Fund in exchange solely for shares of Government Mortgage Fund as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be deemed to be a "party" to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Mercury Fund as a result of the transfer of its assets solely in exchange for Government Mortgage Fund shares or on the distribution of the shares of Government Mortgage Fund to its stockholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized by Government Mortgage Fund on the receipt of assets of Mercury Fund in exchange for Government Mortgage Fund shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of Mercury Fund on the receipt of Corresponding Shares of Government Mortgage Fund in exchange for their shares of Mercury Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of Mercury Fund's assets in the hands of Government Mortgage Fund will be the same as the tax basis of such assets in the hands of Mercury Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Government Mortgage Fund received by the stockholders of Mercury Fund in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of Mercury Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Government Mortgage Fund (including fractional shares to which they may be entitled) will be determined by including the period for which such stockholder held Mercury Fund shares exchanged therefor, provided that such shares were held as a capital asset;
(viii) in accordance with Section 1223 of the Code, Government Mortgage Fund's holding period with respect to Mercury Fund's assets transferred will include the period for which such assets were held by Mercury Fund; and (ix) pursuant to Section 381(a) of the Code and regulations thereunder, Government Mortgage Fund will succeed to and take into account certain tax attributes of Mercury Fund, such as earnings and profits, capital loss carryovers and method of accounting.

     Under Section 381(a) of the Code, Government Mortgage Fund will succeed to and take into account certain tax attributes of Mercury Fund, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to Government Mortgage Fund. As of February 28, 2002, Mercury Fund had unrealized losses. Government Mortgage Fund had significant undistributed net realized capital losses and net unrealized appreciation as of the same date. After the Reorganization, stockholders will benefit from the ability of the Combined Fund to use realized capital losses to offset any realized capital gains and will also share in any unrealized appreciation (and the tax consequences on realization thereof) of the Combined Fund.

     Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     Status as a Regulated Investment Company. Government Mortgage Fund and Mercury Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code and, after the Reorganization, Government Mortgage Fund intends to continue to so qualify.

Capitalization

     The following tables set forth as of February 28, 2002: (i) the capitalization of Government Mortgage Fund, (ii) the capitalization of Mercury Fund, and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization assuming the Reorganization was consummated as of that date.

         Capitalization of Government Mortgage Fund, Mercury Fund and
                Pro Forma Combined Fund as of February 28, 2002

                                              Government Mortgage Fund

                                       Class A             Class B                Class C                 Class D

   Total Net Assets:                $256,344,749        $546,595,662           $167,229,449           $771,828,833
   Shares Outstanding:                25,545,456          54,484,390             16,671,340             76,937,905
   Net Asset Value Per
   Share:                                 $10.03              $10.03                 $10.03                 $10.03


                                                    Mercury Fund

                                        Class I            Class B                 Class C                Class A

   Total Net Assets:                  $5,121,609          $50,375,671            $19,109,701            $6,656,532
   Shares Outstanding:                   482,718            4,758,388              1,803,357               628,362
   Net Asset Value Per
   Share:                                 $10.61              $10.59                 $10.60                 $10.59


                                                   Combined Fund*

                                       Class A             Class B                Class C                Class D

    Total Net Assets:               $261,466,358        $596,971,333           $186,339,150           $778,485,365
    Shares Outstanding:               26,068,431          59,518,578             18,578,180             77,615,689
    Net Asset Value Per
    Share:                                $10.03              $10.03                 $10.03                 $10.03

---------------------
   * Total Net Assets and Net Asset Value Per Share include the aggregate value of Mercury Fund's net assets that would have been transferred to Government Mortgage Fund had the Reorganization been consummated on February 28, 2002. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of Government Mortgage Fund the stockholders of Mercury Fund will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Government Mortgage Fund that actually will be received on or after such date.

                                     INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

     The Meeting will be held on October 8, 2002, at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9:30 a.m. Eastern time.

Solicitation, Revocation and Use of Proxies

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Mercury Fund. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan.

     It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

     Only holders of record of shares of Mercury Fund at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, the number of shares issued, outstanding and entitled to vote is ___________________.

Security Ownership of Certain Beneficial Owners and Management of Government Mortgage Fund and Mercury Fund

     At the Record Date, the Board Members and officers of Government Mortgage Fund as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of Government Mortgage Fund and owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

     To the knowledge of Government Mortgage Fund, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of Government Mortgage Fund.

     At the Record Date, the Board Members and officers of Asset Program as a group (16 persons) owned an aggregate of less than 1% of the outstanding shares of Mercury Fund and owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

     To the knowledge of Mercury Fund, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of Mercury Fund.

Voting Rights and Required Vote

     For purposes of this Proxy Statement and Prospectus, each share of each class of Mercury Fund is entitled to one vote. Approval of the Agreement and Plan by Mercury Fund requires the affirmative vote of the stockholders of Mercury Fund representing a majority of the outstanding shares of Mercury Fund entitled to be voted thereon. All classes of shares of Mercury Fund will vote together as a single class in approving the Agreement and Plan. A vote of the stockholders of Government Mortgage Fund is not required.

     Stockholders of Mercury Fund are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Mercury Fund may redeem his or her respective shares prior to the Reorganization.

     A quorum for purposes of the Meeting consists of a majority of the shares of Mercury Fund entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of the stockholders of Mercury Fund is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of Mercury Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Mercury Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of Mercury Fund's stockholders.

                            ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Mercury Fund up to $116,000 and by FAM beyond that amount. FAM will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Mercury Fund and will reimburse certain persons that the Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of the Fund. See "The Reorganization - Terms of the Agreement and Plan of Reorganization - Expenses."

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Mercury Fund. Mercury Fund has retained Georgeson Shareholder Communications, Inc., with offices at 17 State Street, New York, New York
10004, to aid in the solicitation of proxies at a cost of approximately $     ,
plus out-of-pocket expenses, which are estimated to be $____.

     Broker-dealer firms, including Merrill Lynch, holding shares of Mercury Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but which are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. However, such abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Each Fund files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by each Fund can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials also can be obtained from the public reference section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the Commission.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which either Fund is a party.

                                LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for Government Mortgage Fund and Mercury Fund by Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019. Sidley Austin Brown & Wood LLP will rely as to matters of Massachusetts law on the opinion of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110.

                                    EXPERTS

     The financial highlights of the Funds, other than the unaudited information, included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP ("D&T"), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is Two World Financial Center, New York, New York 10281-1008. D&T will serve as the independent auditors for the Combined Fund after the Reorganization.

                            STOCKHOLDERS' MEETINGS

     Stockholders of Mercury Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on any matter submitted to a stockholder vote. As a Maryland corporation, Mercury Fund does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Board Members; (ii) approval of a management agreement; or (iii) approval of distribution arrangements. The Charter of Mercury Fund does not require it to hold an annual meeting of stockholders. Mercury Fund will be required, however, to call special meetings of its stockholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions. Mercury Fund also would be required to hold a stockholders' meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by stockholders. The by-laws of Mercury Fund provide that a stockholders' meeting may be called with respect to Mercury Fund at any time by a majority of the Board Members, the President, or on the written request of the holders of at least 10% of the outstanding capital stock of Mercury Fund entitled to vote at such meeting.

     Stockholders of Government Mortgage Fund are entitled to one vote for each share held and entitled to vote on any matter submitted to a stockholder vote. There normally will be no meetings of stockholders for the purposes of electing Board Members unless and until such time as less than a majority of the Board Members holding office have been elected by stockholders, at which time the Board Members then in office will call a stockholders' meeting for the election of Board Members. The Charter of Government Mortgage Fund provides that a stockholders' meeting may be called with respect to Government Mortgage Fund at any time by a majority of the Board Members and shall be called on the written request of the holders of at least 10% of the outstanding shares of Government Mortgage Fund having voting rights. Stockholders may, in accordance with the terms of the Charter, cause a meeting of stockholders to be held for the purpose of voting on the removal of Board Members. Also, Government Mortgage Fund will be required to call a special meeting of stockholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of Government Mortgage Fund.

                             STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at any subsequent meetings of stockholders of Mercury Fund must be received by Mercury Fund within a reasonable time before the solicitation relating to such meeting is to be made by the Board of Mercury Fund in order to be considered in Mercury Fund's proxy statement and form of proxy relating to the meeting. The persons named as proxies in any future proxy materials of Mercury Fund may exercise discretionary authority with respect to any stockholder proposal presented at any subsequent meeting of the stockholders of Mercury Fund if written notice of such proposal has not been received by Mercury Fund within a reasonable time before Mercury Fund begins to print and mail the proxy solicitation materials to be used in connection with such meeting. Written proposals with regard to Mercury Fund should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. If the Reorganization is approved, the Meeting will be the last meeting for Mercury Fund's stockholders.

                         By Order of the Board,


                         Bradley J. Lucido
                         Assistant Secretary
                         The Asset Program, Inc., on behalf of Mercury U.S. Government Securities Fund

                                                                   EXHIBIT I

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of the
     day of           , 2002, by and between Merrill Lynch U.S. Government
Mortgage Fund, a Massachusetts business trust ("Government Mortgage Fund"), and The Asset Program, Inc., a Maryland corporation ("Asset Program").

                            PLAN OF REORGANIZATION

     The reorganization will comprise the acquisition by Government Mortgage Fund of substantially all of the assets, and the assumption by Government Mortgage Fund of substantially all of the liabilities, of Mercury U.S. Government Securities Fund ("Mercury Fund"), a series of Asset Program, (2) the issuance by Government Mortgage Fund of shares of beneficial interest, with a par value of $.10 per share, of Government Mortgage Fund to Mercury Fund with an aggregate net asset value equal to the value of the assets acquired by Government Mortgage Fund, reduced by the amount of liabilities assumed by Government Mortgage Fund, and (3) the subsequent distribution of Corresponding Shares (defined below) of Government Mortgage Fund to Mercury Fund shareholders in proportion to such shareholders' interest in Mercury Fund.

     The transaction described above will be referred to herein as the "Reorganization." Asset Program and Mercury Fund are sometimes referred to herein as "Mercury Fund;" Mercury Fund and Government Mortgage Fund are sometimes referred to herein collectively as the "Funds." Asset Program is organized as a Maryland corporation and Government Mortgage Fund is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. As used herein, shares of common stock of Mercury Fund and shares of beneficial interest of Government Mortgage Fund are referred to as "shares" or "Common Stock," holders of shares or Common Stock are referred to as "shareholders," the Board of Trustees of Government Mortgage Fund and the Board of Directors of Asset Program are each referred to as a "Board" and the Directors or Trustees of each Fund are referred to as "Board Members."

     In the course of the Reorganization, shares of Government Mortgage Fund will be distributed to shareholders of Mercury Fund as follows: holders of Class I, A, B and C shares of Mercury Fund who own such shares as of the Valuation Time (as defined in Section 3(c) of this Agreement) will be entitled to receive Class A, D, B and C shares, respectively, of Government Mortgage Fund (the "Corresponding Shares"). The aggregate net asset value of the Corresponding Shares of Government Mortgage Fund to be received by each shareholder of Mercury Fund will equal the aggregate net asset value of the shares of Mercury Fund owned by such shareholder as of the Valuation Time. In consideration therefor, on the Closing Date (as defined in Section 7 of this Agreement), Government Mortgage Fund shall acquire substantially all of the assets of Mercury Fund and assume substantially all of Mercury Fund's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the consummation of the Reorganization, the Board of Asset Program shall take such action necessary to terminate Mercury Fund as a series of Asset Program in accordance with the laws of the State of Maryland.

                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Government Mortgage Fund and Asset Program, on behalf of Mercury Fund, hereby agree as follows:

     1. Representations and Warranties of Asset Program.

     Asset Program, on behalf of Mercury Fund, represents and warrants to, and agrees with Government Mortgage Fund that:

          (a) Asset Program is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Mercury Fund is a duly authorized series of Asset Program. Asset Program has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) Asset Program is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company (File No. 811-7177), and such registration has not been revoked or rescinded and is in full force and effect. Asset Program has elected and qualified Mercury Fund at all times since its inception for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code and intends to continue to so qualify Mercury Fund through its taxable year ending upon liquidation.

          (c) As used in this Agreement, the term "Mercury Fund Investments" shall mean (i) the investments of Mercury Fund shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Government Mortgage Fund pursuant to Sections 1(e) and 9(b); and (ii) all other assets owned by Mercury Fund or liabilities existing as of the Valuation Time.

          (d) Asset Program has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (e) Government Mortgage Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Mercury Fund, each as of January 31, 2002, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of

     Mercury Fund and an unaudited schedule of investments of Mercury Fund, each as of the Valuation Time, will be furnished to Government Mortgage Fund at or prior to the Closing Date for the purpose of determining the number of shares of Government Mortgage Fund to be issued pursuant to
     Section 4 of this Agreement; and each will fairly present the financial position of Mercury Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (f) Government Mortgage Fund has been furnished with Mercury Fund's Annual Report for the year ended January 31, 2002, and any subsequent Semi-Annual Report which may be available, and the financial statements appearing in such reports fairly present the financial position of Mercury Fund as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (g) Government Mortgage Fund has been furnished with the prospectus and statement of additional information of Asset Program with respect to Mercury Fund, each dated May 29, 2002, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Asset Program, threatened against it or Mercury Fund which assert liability on the part of Asset Program or Mercury Fund, which materially affect their financial condition or its ability to consummate the Reorganization. Neither Asset Program nor Mercury Fund is charged with nor, to the best of the knowledge of Asset Program, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (i) There are no material contracts outstanding relating to Mercury Fund to which Asset Program is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (o) below) or will not otherwise be disclosed to Government Mortgage Fund prior to the Valuation Time.

          (j) Asset Program is not a party to or obligated under any contract or other commitment or obligation, and is not subject to any order or decree, and there is no provision of its Articles of Incorporation, as amended or supplemented, or its by-laws, as amended, which would be violated by its execution of or performance under this Agreement.

          (k) Mercury Fund has no liabilities known to Mercury Fund or Asset Program of a material amount, contingent or otherwise, other than those shown on its statement of assets and liabilities as of January 31, 2002 referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, Asset Program will advise Government

     Mortgage Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Mercury Fund.

          (l) Asset Program has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it on behalf of Mercury Fund, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Mercury Fund have been adequately provided for on its books, and no tax deficiency or liability of Mercury Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

          (m) At both the Valuation Time and the Closing Date, Asset Program will have full right, power and authority to sell, assign, transfer and deliver the Mercury Fund Investments. At the Closing Date, Asset Program will have good and marketable title to all of the Mercury Fund Investments, and Government Mortgage Fund will acquire, subject only to the delivery of the Mercury Fund Investments as contemplated by this Agreement, all of the Mercury Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Mercury Fund Investments or materially affect title thereto).

          (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Asset Program of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

          (o) The registration statement filed by Government Mortgage Fund on Form N-14 relating to the shares of Government Mortgage Fund to be issued pursuant to this Agreement, which includes the proxy statement of Mercury Fund and the prospectus and statement of additional information of Government Mortgage Fund (together, the "Proxy Statement and Prospectus") with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as supplemented or amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to Mercury Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Mercury Fund for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

          (p) Asset Program is authorized to issue 200,000,000 shares of common stock, par value $0.10 per share, of which 33,750,000 have been designated to Mercury Fund as follows: 6,250,000 Class I shares, 6,250,000 Class A shares, 15,000,000 Class B shares and 6,250,000 Class C shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

          (q) The books and records of Asset Program with respect to Mercury Fund made available to Government Mortgage Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Mercury Fund.

          (r) Mercury Fund will not sell or otherwise dispose of any of the shares of Government Mortgage Fund to be received in the Reorganization, except in distribution to its shareholders as provided herein.

          (s) Mercury Fund has no plan or intention to sell or otherwise dispose of the Mercury Fund Investments, except for dispositions made in the ordinary course of business.

          (t) At or prior to the Closing Date, Mercury Fund will have obtained any and all regulatory, director, and shareholder approvals with respect to Mercury Fund necessary to effect the Reorganization as set forth herein.

     2. Representations and Warranties of Government Mortgage Fund.

     Government Mortgage Fund represents and warrants to, and agrees with, Mercury Fund that:

          (a) Government Mortgage Fund is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. Government Mortgage Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) Government Mortgage Fund is duly registered under the 1940 Act as an open-end management investment company (File No. 811-5576), and such registration has not been revoked or rescinded and is in full force and effect. Government Mortgage Fund has elected and qualified at all times since its inception for the special tax treatment afforded RICs under Sections 851-855 of the Code and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

          (c) Mercury Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Government Mortgage Fund, each as of August 31, 2001, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Government Mortgage Fund and an unaudited schedule of investments of Government Mortgage Fund, each as of the Valuation Time, will be furnished to Mercury Fund at or prior to the Closing Date for the purpose of determining the number of shares of Government Mortgage Fund to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Government Mortgage Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (d) Mercury Fund has been furnished with Government Mortgage Fund's Annual Report for the year ended August 31, 2001, and Government Mortgage Fund's Semi-Annual Report for the period ended February 28, 2002. The financial statements appearing therein fairly present the financial position of Government Mortgage Fund as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (e) Mercury Fund has been furnished with the prospectus and statement of additional information of Government Mortgage Fund, each dated December 19, 2001, including any amendments or supplements thereto, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (f) Government Mortgage Fund has full power and authority to enter into and perform its obligations under this Agreement. Shareholders of Government Mortgage Fund are not required to approve the Reorganization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Government Mortgage Fund, threatened against it which assert liability on the part of Government Mortgage Fund or which materially affect its financial condition or its ability to consummate the Reorganization. Government Mortgage Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (h) There are no material contracts outstanding to which Government Mortgage Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Mercury Fund prior to the Valuation Time.

          (i) Government Mortgage Fund is not a party to or obligated under any contract or other commitment or obligation, and is not subject to any order or decree, and there is no provision of its Declaration of Trust, as amended or supplemented, or its by-laws, as amended, which would be violated by its execution of or performance under this Agreement.

          (j) Government Mortgage Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report and those incurred in connection with the Reorganization. As of the Valuation Time, Government Mortgage Fund will advise Mercury Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

          (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Government Mortgage Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

          (l) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to Government Mortgage Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Government Mortgage Fund for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

          (m) Government Mortgage Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.10 per share, which are divided into four classes, designated Class A, Class B, Class C and Class D shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

          (n) The Government Mortgage Fund shares to be issued to Mercury Fund for distribution to the shareholders of Mercury Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no person will have any preemptive right of subscription or purchase in respect thereof.

          (o) At or prior to the Closing Date, the Government Mortgage Fund shares to be transferred to Mercury Fund for distribution to the shareholders of Mercury Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Mercury Fund presently are qualified, and there shall be a sufficient number of such shares registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

          (p) At or prior to the Closing Date, Government Mortgage Fund will have obtained any and all regulatory and Board approvals, necessary to issue the shares of Government Mortgage Fund to Mercury Fund for distribution to the shareholders of Mercury Fund.

     3. The Reorganization.

          (a) Subject to receiving the requisite approval of the shareholders of Mercury Fund, and to the other terms and conditions contained herein, Mercury Fund agrees to convey, transfer and deliver to Government Mortgage Fund for the benefit of Government Mortgage Fund, and Government Mortgage Fund agrees to acquire from Mercury Fund for the benefit of Government Mortgage Fund, on the Closing Date all of the Mercury Fund Investments (including interest accrued as of the Valuation Time on debt instruments) of Mercury Fund, and assume substantially all of the liabilities of Mercury Fund, in exchange solely for that number of shares of Government Mortgage Fund provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Closing Date, Mercury Fund will distribute all Government Mortgage Fund shares received by it to its shareholders in proportion to their interests in Mercury Fund. Such distribution shall be accomplished by the opening of shareholder accounts on the stock ledger records of Government Mortgage Fund in the amounts due the shareholders of Mercury Fund based on their respective holdings in Mercury Fund as of the Valuation Time.

          (b) Mercury Fund will pay or cause to be paid to Government Mortgage Fund any interest it receives on or after the Closing Date with respect to Mercury Fund Investments transferred to Government Mortgage Fund hereunder.

          (c) The Valuation Time shall be 4:00 p.m. New York time, on , 2002, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time"). As used herein, the term Valuation Time shall mean the date and time stated in the preceding sentence or if Mercury Fund does not obtain the required vote of its shareholders prior to the stated date and time, such later date and time as may be agreed upon by Mercury Fund and Government Mortgage Fund.

          (d) Government Mortgage Fund will acquire substantially all of the assets of, and assume substantially all of the liabilities of, Mercury Fund, except that recourse for such liabilities will be limited substantially to the net assets of Mercury Fund acquired by Government Mortgage Fund. The known liabilities of Mercury Fund as of the Valuation

     Time shall be confirmed in writing to Government Mortgage Fund by Mercury Fund pursuant to Section 1(k) of this Agreement.

          (e) Following the distribution referred to in Section 4 above, Mercury Fund shall be terminated by Asset Program as a series of Asset Program by such action as may be necessary in accordance with the laws of the State of Maryland.

     4. Issuance and Valuation of Government Mortgage Fund Shares in the Reorganization.

     Full shares of Government Mortgage Fund, and to the extent necessary, any fractional shares of Government Mortgage Fund, of an aggregate net asset value equal to the value of the assets of Mercury Fund acquired, determined as hereinafter provided, reduced by the amount of liabilities of Mercury Fund assumed by Government Mortgage Fund, shall be issued by Government Mortgage Fund in exchange for such assets of Mercury Fund. The net asset value of each of Mercury Fund and Government Mortgage Fund shall be determined as of the Valuation Time in accordance with the procedures described in the prospectus of Government Mortgage Fund in effect as of the Valuation Time. Such valuation and determination shall be made by Government Mortgage Fund in cooperation with Mercury Fund. Government Mortgage Fund shall issue its Class A, Class B, Class C and Class D shares to Mercury Fund in certificates or share deposit receipts (one in respect of each Class) registered in the name of Mercury Fund. Mercury Fund shall distribute Corresponding Shares of Government Mortgage Fund to its shareholders by redelivering such certificates or receipts to Financial Data Services, Inc.

     5. Payment of Expenses.

          (a) The expenses of the Reorganization that are directly attributable to Mercury Fund are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the meeting of shareholders of Mercury Fund to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and the expenses related to the printing of the Proxy Statement and Prospectus. The expenses of the Reorganization that are directly attributable to Mercury Fund will be borne by Mercury Fund up to $116,000, and expenses exceeding such amount will be borne by Fund Asset Management, L.P. ("FAM"). The expenses of the Reorganization that are directly attributable to Government Mortgage Fund are expected to include the expenses incurred in printing sufficient copies of Government Mortgage Fund's prospectus and annual report that will accompany the mailing of the Proxy Statement and Prospectus. The expenses of the Reorganization that are directly attributable to Government Mortgage Fund will be borne by FAM. Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of this Agreement, legal, transfer agent and audit fees, will be borne equally by Mercury Fund and FAM, which has agreed to bear Government Mortgage Fund's expenses of the Reorganization, and entirely by FAM to the extent Mercury Fund's $116,000 expense cap is exceeded.

          (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

     6. Covenants of the Funds.

          (a) Mercury Fund agrees to call a special meeting of its shareholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of Government Mortgage Fund and Mercury Fund that the holders of a majority of the shares of Mercury Fund issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such special meeting at or prior to the Valuation Time.

          (b) Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Closing Date.

          (c) (i) Asset Program agrees that following the consummation of the Reorganization it will take such action as may be necessary to terminate Mercury Fund as a series of Asset Program in accordance with the laws of the State of Maryland, and (ii) Mercury Fund will not make any distributions of any Government Mortgage Fund shares other than to its shareholders and without first paying or adequately providing for the payment of all of its liabilities not assumed by Government Mortgage Fund, if any, and on and after the Closing Date shall not conduct any business except in connection with its termination.

          (d) Government Mortgage Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Mercury Fund and Government Mortgage Fund agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

          (e) Mercury Fund and Government Mortgage Fund each agree that by the Closing Date all of their Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, Government Mortgage Fund and Mercury Fund agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Government Mortgage Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Mercury Fund for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Mercury Fund shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by or with respect to it with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, Mercury Fund shall bear any expenses incurred by it (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date to the extent that Mercury Fund accrued such expenses in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

          (f) Mercury Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

          (g) Government Mortgage Fund has no plan or intention to sell or otherwise dispose of the assets of Mercury Fund to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

          (h) Following the consummation of the Reorganization, Government Mortgage Fund expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.

     7. Closing Date.

          (a) Delivery of the assets of Mercury Fund to be transferred, together with any other Mercury Fund Investments, and the Government Mortgage Fund shares to be issued to Mercury Fund, shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Mercury Fund and Government Mortgage Fund, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that Mercury Fund Investments, for any reason, are not transferable on the Closing Date, Mercury Fund shall cause such Mercury Fund Investments to be transferred to Government Mortgage Fund's account with The Bank of New York at the earliest practicable date thereafter.

          (b) Mercury Fund will deliver to Government Mortgage Fund on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Mercury Fund Investments delivered to Government Mortgage Fund hereunder, certified by Deloitte & Touche LLP.

          (c) As soon as practicable after the close of business on the Closing Date, Mercury Fund shall deliver to Government Mortgage Fund a list of the names and addresses of all of its shareholders of record on the Closing Date and the number of shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent of Mercury Fund or by its President.

     8. Conditions of Mercury Fund.

     The obligations of Mercury Fund hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (i) the Board of Asset Program and the affirmative vote of the holders of a majority of the shares of common stock of Mercury Fund issued and outstanding and entitled to vote thereon, voting together as a single class at a meeting of the shareholders of Mercury Fund at or prior to the Valuation Time, and (ii) the Board of Government Mortgage Fund; and that Government Mortgage Fund shall have delivered to Mercury Fund a copy of the resolution approving this Agreement adopted by Government Mortgage Fund's Board, certified by the Secretary of Government Mortgage Fund.

          (b) That Government Mortgage Fund shall have furnished to Mercury Fund a statement of Government Mortgage Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Government Mortgage Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Government Mortgage Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Government Mortgage Fund since the date of Government Mortgage Fund's most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

          (c) That Government Mortgage Fund shall have furnished to Mercury Fund a certificate signed by Government Mortgage Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Government Mortgage Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Government Mortgage Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

          (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (e) That Mercury Fund shall have received an opinion of Bingham McCutchen LLP, as Massachusetts counsel to Government Mortgage Fund, in form satisfactory to Mercury Fund and dated the Closing Date, to the effect that (i)

     Government Mortgage Fund is a trust with transferable shares of beneficial interest, validly existing in conformity with the laws of the Commonwealth of Massachusetts and duly authorized to transact business in the Commonwealth of Massachusetts; (ii) the Corresponding Shares of Government Mortgage Fund to be issued pursuant to this Agreement are duly authorized and, upon delivery in accordance with the terms of this Agreement, will be validly issued and outstanding and fully paid and nonassessable by Government Mortgage Fund, except that shareholders of Government Mortgage Fund may under certain circumstances be held personally liable for Government Mortgage Fund's obligations, and no shareholder of Government Mortgage Fund has any preemptive right to subscription or purchase in respect thereof (pursuant to the Declaration of Trust, as amended, or the by-laws of Government Mortgage Fund or, to the best of such counsel's knowledge, the law of the Commonwealth of Massachusetts); (iii) this Agreement, to the extent Massachusetts law applies, has been duly authorized and executed by Government Mortgage Fund; (iv) the execution and delivery of this Agreement by Government Mortgage Fund and the consummation of the Reorganization in accordance with the terms of this Agreement will not violate any material provisions of the Declaration of Trust, as amended, or the by-laws, as amended, of Government Mortgage Fund, or to the best of such counsel's knowledge, Massachusetts law; (v) to the best of such counsel's knowledge, no consent, approval, authorization or order of any Massachusetts state court or governmental authority is required for the consummation by Government Mortgage Fund of the Reorganization in accordance with the terms of this Agreement, except such as may be required under Massachusetts state securities laws about which such counsel need not express an opinion. In giving the opinion set forth above, Bingham Dana LLP may state that it is relying on certificates of officers of Government Mortgage Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Government Mortgage Fund.

          (f) That Mercury Fund shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to Government Mortgage Fund, in form and substance satisfactory to Mercury Fund and dated the Closing Date, to the effect that (i) this Agreement represents a valid and binding contract of Government Mortgage Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (ii) the execution and delivery of this Agreement by Government Mortgage Fund does not, and the consummation of the Reorganization will not, violate any material provisions of any agreement (known to such counsel) to which Government Mortgage Fund is a party or by which Government Mortgage Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court or governmental authority is required for the consummation by Government Mortgage Fund of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iv) the

     N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, as of the effective date, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder insofar as they relate to Government Mortgage Fund; (v) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents insofar as they relate to Government Mortgage Fund are accurate and fairly present the information required to be shown; (vi) the information in the Proxy Statement and Prospectus under "Comparison of the Funds--Tax Considerations" and "The Reorganization--Tax Consequences of the Reorganization," to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects as of the date of the Proxy Statement and Prospectus;
     (vii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization insofar as they relate to Government Mortgage Fund of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (viii) Government Mortgage Fund, to the knowledge of such counsel, is not required to qualify to do business as a foreign entity in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Government Mortgage Fund or its shareholders; (ix) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Government Mortgage Fund, the unfavorable outcome of which would materially and adversely affect Government Mortgage Fund; (x) all actions required to be taken by Government Mortgage Fund to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of such Fund; and (xi) such opinion is solely for the benefit of Mercury Fund and its Board Members and officers. Such opinion also shall state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement, nothing has come to their attention that has caused them to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Government Mortgage Fund required to be stated therein or necessary to make the statements therein not misleading; and (2) the Proxy Statement and Prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Government Mortgage Fund necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certificates of officers of Government Mortgage Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Government Mortgage Fund.

          (g) That Mercury Fund shall have received an opinion of Sidley Austin Brown & Wood LLP to the effect that for Federal income tax purposes (i) the transfer by Mercury Fund of substantially all of the Mercury Fund Investments to Government Mortgage Fund in exchange solely for shares of Government Mortgage Fund as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and Mercury Fund and Government Mortgage Fund each will be deemed to be a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Mercury Fund as a result of the transfer of its assets solely in exchange for Government Mortgage Fund shares or on the distribution of the shares of Government Mortgage Fund to its shareholders under Section 361(c)(1) of the Code; (iii) under
     Section 1032 of the Code, no gain or loss will be recognized to Government Mortgage Fund on the receipt of assets of Mercury Fund in exchange for Government Mortgage Fund shares; (iv) in accordance with
     Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of Mercury Fund on the receipt of Corresponding Shares of Government Mortgage Fund in exchange for their shares of Mercury Fund;
     (v) in accordance with Section 362(b) of the Code, the tax basis of Mercury Fund's assets in the hands of Government Mortgage Fund will be the same as the tax basis of such assets in the hands of Mercury Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Government Mortgage Fund received by the shareholders of Mercury Fund in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of Mercury Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Government Mortgage Fund (including fractional shares to which he or she may be entitled) will be determined by including the period for which such stockholder held Mercury Fund shares exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with
     Section 1223 of the Code, Government Mortgage Fund's holding period with respect to Mercury Fund's assets transferred will include the period for which such assets were held by Mercury Fund; and (ix) the taxable year of Mercury Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Government Mortgage Fund will succeed to and take into account certain tax attributes of Mercury Fund, such as earnings and profits, capital loss carryovers and method of accounting.

          (h) That all proceedings taken by Government Mortgage Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Mercury Fund and its counsel.

          (i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Government Mortgage Fund, contemplated by the Commission.

          (j) That Mercury Fund shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to it, to the effect that (i) they are independent public accountants with respect to Government Mortgage Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Government Mortgage Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Mercury Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Government Mortgage Fund included in the N-14 Registration Statement, and inquiries of certain officials of Government Mortgage Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Mercury Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Government Mortgage Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Government Mortgage Fund or from schedules prepared by officials of Government Mortgage Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Government Mortgage Fund or would prohibit the Reorganization.

          (l) That Mercury Fund shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood llp, as counsel to Mercury Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

     9. Government Mortgage Fund Conditions.

     The obligations of Government Mortgage Fund hereunder with respect to Mercury Fund shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (i) the Board of Government Mortgage Fund; (ii) the Board of Asset Program; and (iii) by the affirmative vote of the holders of a majority of the shares of common stock of Mercury Fund issued and outstanding and entitled to vote thereon, voting together as a single class; and that Mercury Fund shall have delivered to Government Mortgage Fund a copy of the resolution approving this Agreement adopted by Mercury Fund's Board, and a certificate setting forth the vote that Mercury Fund's shareholders obtained, each certified by the Secretary of Mercury Fund.

          (b) That Mercury Fund shall have furnished to Government Mortgage Fund a statement of its assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with its respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Mercury Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Mercury Fund since the date of Mercury Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in Mercury Fund Investments since that date or changes in the market value of Mercury Fund Investments.

          (c) That Mercury Fund shall have furnished to Government Mortgage Fund a certificate signed by its President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Mercury Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Mercury Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

          (d) That Mercury Fund shall have delivered to Government Mortgage Fund a letter from Deloitte & Touche LLP, dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Mercury Fund for the period ended January 31, 2002 (which returns were prepared and filed by Mercury Fund), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Mercury Fund for the period covered thereby; and that for the period from February 1, 2002 to and including the Closing Date and for any taxable year of Mercury Fund ending upon liquidation, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from February 1, 2002 to and including the Closing Date and for any taxable year of Mercury Fund ending upon the liquidation or that Mercury Fund would not continue to qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

          (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (f) That Mercury Fund shall have delivered to Government Mortgage Fund an opinion of Sidley Austin Brown & Wood LLP, as counsel to Asset Program, in form and substance satisfactory to Government Mortgage Fund and dated the Closing Date, to the effect that (i) Asset Program is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by Asset Program, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Agreement by Asset Program does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or of the Articles of Incorporation, as amended or supplemented, the by-laws, or any agreement (known to such counsel) to which Asset Program is a party or by which Mercury Fund is bound, except insofar as the parties have agreed to amend any such provision as a condition precedent to the Reorganization; (iv) Asset Program has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Asset Program will have duly transferred such assets and liabilities in accordance with this Agreement; (v) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Mercury Fund of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder Maryland law and such as may be required under state securities laws; (vi) the N-14 Registration Statement, as of its effective date, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder insofar as it relates to Mercury Fund; (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents insofar as they relate to Mercury Fund are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization insofar as they relate to Mercury Fund of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) Asset Program, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Mercury Fund or its shareholders; (x) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Asset Program, the unfavorable outcome of which would materially and adversely affect Mercury Fund; (xi) all actions required to be taken by Asset Program to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions; and (xii) such opinion is solely for the benefit of Government Mortgage Fund and its Board Members and officers. Such opinion also shall state that (a) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement, nothing has come to their attention that has caused them to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Mercury Fund required to be stated therein or necessary to make the statements therein not misleading; and (2) the Proxy Statement and Prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Mercury Fund necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (b) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certificates of officers of Asset Program with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Asset Program.

          (g) That Government Mortgage Fund shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in
     Section 8(g) of this Agreement.

          (h) That Government Mortgage Fund shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Government Mortgage Fund, to the effect that (i) they are independent public accountants with respect to Mercury Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;
     (ii) in their opinion, the financial statements and supplementary information of Mercury Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Mercury Fund and Government Mortgage Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Mercury Fund included in the N-14 Registration Statement, and inquiries of certain officials of Mercury Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Government Mortgage Fund and Mercury Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Mercury Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Mercury Fund or from schedules prepared by officials of Mercury Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (i) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Mercury Fund, contemplated by the Commission.

          (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Mercury Fund or would prohibit the Reorganization.

          (k) That Government Mortgage Fund shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to Government Mortgage Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

          (l) That all proceedings taken by Mercury Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Government Mortgage Fund.

          (m) That prior to the Closing Date, Mercury Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

     10. Termination, Postponement and Waivers.

          (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of Mercury Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Government Mortgage Fund and Mercury Fund; (ii) by the Board of Mercury Fund if any condition of Mercury Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Government Mortgage Fund if any condition of Government Mortgage Fund's obligations with respect to the Reorganization set forth in
     Section 9 of this Agreement has not been fulfilled or waived by such Board.

          (b) If the transactions contemplated by this Agreement with respect to the Reorganization have not been consummated by March 31, 2003, this Agreement automatically shall terminate on that date unless a later date is mutually agreed to by the Boards of Government Mortgage Fund and Mercury Fund.

          (c) In the event of termination of this Agreement pursuant to the provisions hereof with respect to the Reorganization, the same shall become void and have no further effect, and there shall not be any liability on the part of Government Mortgage Fund and Mercury Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

          (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund, on behalf of which such action is taken. In addition, the Board of each Fund has delegated to FAM the ability to make non-material changes to the transaction if FAM deems it to be in the best interests of that Fund to do so.

          (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement relating to Government Mortgage Fund and Mercury Fund shall expire with, and be terminated by, the consummation of the Reorganization, and neither Government Mortgage Fund nor Mercury Fund nor any of their officers, directors or trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or trustee, agent or shareholder of any Fund against any liability to the entity for which that officer, director or trustee, agent or shareholder so acts or to its shareholders, to which that officer, director or trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

          (f) If any order or orders of the Commission with respect to this Agreement relating to the Reorganization shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Government Mortgage Fund and Mercury Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Mercury Fund unless such terms and conditions shall result in a change in the method of computing the number of shares of Government Mortgage Fund to be issued to Mercury Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of Mercury Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Mercury Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

     11. Other Matters.

          (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Government Mortgage Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

              THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED
         EXCEPT TO MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND (OR ITS STATUTORY SUCCESSOR) (THE "FUND") OR ITS PRINCIPAL UNDERWRITER UNLESS
         (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE
         UNDER THE SECURITIES ACT OF 1933 OR (2) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

     and, further, that stop transfer instructions will be issued to Government Mortgage Fund's transfer agent with respect to such shares. Mercury Fund will provide Government Mortgage Fund on the Closing Date with the name of any stockholder who is to the knowledge of Mercury Fund an affiliate of Mercury Fund on such date.

          (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

          (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to any Fund, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

          (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, except as provided in Section 10(d) may not be changed other than by a letter of agreement signed by each party to the Reorganization and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

          (e) Copies of the Articles of Incorporation, as amended and supplemented, of Asset Program are on file with the State Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Board Members of Asset Program.

          (f) It is expressly agreed that the obligations of Government Mortgage Fund hereunder shall not be binding upon any of its Board Members, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of Government Mortgage Fund as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement has been authorized by the Board of Government Mortgage Fund and signed by authorized officers of Government Mortgage Fund, acting as such, and neither such authorization by such Board Members, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of Government Mortgage Fund as provided in such Fund's Declaration of Trust.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                             MERRILL LYNCH U.S. GOVERNMENT
                                               MORTGAGE FUND



                                             By:______________________________


Attest:


------------------------------------
            Secretary

                                             THE ASSET PROGRAM, INC.



                                             By:______________________________


Attest:


------------------------------------
            Secretary

                                                                   EXHIBIT II

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND
     RECORD OWNERS OF SHARES OF GOVERNMENT MORTGAGE FUND AND MERCURY FUND

The following tables provide information about the persons or entities who, to the knowledge of the relevant Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of June 28, 2002:*

Government Mortgage Fund
------------------------

                                              Percentage           Percentage
     Name and Address**                        of Class             of Fund
-------------------------------------------------------------------------------
Merrill Lynch Trust Co., FSB+                 14.77% of          .022% of Fund
TTEE FBO Honda of America MFG., Inc.           Class A

Merrill Lynch Trust Co., FSB+                 12.36% of          .018% of Fund
TTEE FBO WorldCom 401(k) Salary Svgs          Class A

Merrill Lynch Trust Co., FSB+                 10.77% of          .016% of Fund
TTEE FBO Daimler Chrysler Corp Sal             Class A

Merrill Lynch Trust Co., FSB+                  6.55% of          .010% of Fund
TTEE FBO Daimler Chrysler Corp Hrly           Class A



Mercury Fund
------------

                                              Percentage           Percentage
     Name and Address***                       of Class             of Fund
-------------------------------------------------------------------------------
RAM Group, Inc.                               15.85% of         .019% of Fund
Employee Svgs & Retirement Plan++              Class A

Arthur W. John IRRA++                         10.51% of         .013% of Fund
FBO Arthur W. John                             Class A

Merrill Lynch Trust Co., FSB+                 10.51% of         .013% of Fund
TTEE FBO The Jones Company P/S Plan            Class A

Africare++                                     9.72% of         .012% of Fund
                                               Class A

Alliance of American Insurers++                8.32% of         .010% of Fund
Retirement Plan U/A 03/01/1980                 Class A

Merrill Lynch Trust Co., FSB+                 38.58% of         .019% of Fund
TTEE FBO Merrill Lynch ATTN: East Region      Class I

Merrill Lynch Deferred Compensation 2002       6.19% of         .003% of Fund
700843                                         Class I
TTEE: Merrill Lynch
ATTN: M. Nordfords


---------------------------
* Shareholder information will be provided as of the Record Date in a subsequent filing.
** Unless otherwise indicated, the address for each shareholder listed above is: c/o Merrill Lynch U.S. Government Mortgage Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
***Unless otherwise indicated, the address for each shareholder listed above is: c/o Mercury U.S. Government Securities Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
+ Represents ownership by pension, 401(k) or similar retirement plans. Merrill Lynch Trust Company is the record owner only. The underlying plan participants have the authority to vote and dispose of the shares. To the knowledge of the Fund, no underlyng plan participant is the beneficial owner of 5% or more of any class of shares of the Fund.
++ Person or entity is the beneficial owner of the Fund shares.

                      STATEMENT OF ADDITIONAL INFORMATION
                  MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                                (609) 282-2800

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus of Mercury U.S. Government Securities Fund ("Mercury Fund"), a series of The Asset Program, Inc. ("Asset Program"), and Merrill Lynch U.S. Government Mortgage Fund ("Government Mortgage Fund"), dated July 24, 2002 (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Government Mortgage Fund at 1-800-995-6526, or by writing to Government Mortgage Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

     Further information about Government Mortgage Fund is contained in the Statement of Additional Information of Government Mortgage Fund, dated December 19, 2001 (the "Government Mortgage Fund Statement"), which is incorporated by reference into and accompanies this Statement of Additional Information.

     The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the prospectus relating to Government Mortgage Fund, the Government Mortgage Fund Statement, the prospectus of Mercury Fund, the statement of additional information relating to Mercury Fund, other material incorporated by reference and other information regarding Government Mortgage Fund and Mercury Fund.



                         ---------------------------

   The date of this Statement of Additional Information is July 24, 2002

                              TABLE OF CONTENTS


General Information                                                      3
Financial Statements                                                     3
Information Pertaining to Trustees and Officers of Government
Mortgage Fund                                                            3

                              GENERAL INFORMATION

     Stockholders of Mercury Fund are being asked to approve the acquisition by Government Mortgage Fund of substantially all of the assets, and the assumption of substantially all of the liabilities, of Mercury Fund in exchange solely for an equal aggregate value of newly issued shares of beneficial interest, with a par value of $.10 per share, of Government Mortgage Fund and the subsequent distribution of Corresponding Shares (defined below) of Government Mortgage Fund to Mercury Fund stockholders in proportion to such stockholders' interest in Mercury Fund. Thereafter Asset Program will terminate Mercury Fund as a series of Asset Program under Maryland law. The transaction described in this paragraph is referred to herein as the "Reorganization."

     Generally, the assets transferred by Mercury Fund to Government Mortgage Fund will equal all investments of Mercury Fund held in its portfolio after the close of business on the New York Stock Exchange on the business day prior to the date the Reorganization takes place ("Valuation Time") and all other assets of Mercury Fund as of such time.

     Shares of Government Mortgage Fund will be distributed to stockholders of Mercury Fund as follows: (a) holders of Class I, A, B and C shares of Mercury Fund who own such shares as of the Valuation Time will be entitled to receive Class A, D, B and C shares, respectively, of Government Mortgage Fund ("Corresponding Shares"). The aggregate net asset value of the Corresponding Shares of Government Mortgage Fund to be received by each stockholder of Mercury Fund will equal the aggregate net asset value of the shares of Mercury Fund owned by such stockholder as of the Valuation Time.

     A special meeting of the stockholders of Mercury Fund will be held at the offices of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on October 8, 2002 at 9:30 a.m. Eastern time to consider the Reorganization.

     For detailed information about the Reorganization, stockholders of Mercury Fund should refer to the Proxy Statement and Prospectus. For further information about Government Mortgage Fund, stockholders should refer to the Government Mortgage Fund Statement, which accompanies this Statement of Additional Information and is incorporated by reference herein.

                             FINANCIAL STATEMENTS

Government Mortgage Fund

     Audited financial statements and accompanying notes for the fiscal year ended August 31, 2001 and the independent auditors' report thereon, dated October 12, 2001, of Government Mortgage Fund are incorporated herein by reference from Government Mortgage Fund's Annual Report, which accompanies this Statement of Additional Information. Unaudited financial statements for the six months ended February 28, 2002 are incorporated herein by reference from Government Mortgage Fund's Semi-Annual Report which accompanies this Statement of Additional Information.

Mercury Fund

     Audited financial statements and accompanying notes for the fiscal year ended January 31, 2002 and the independent auditors' report thereon, dated March 14, 2002, of Mercury Fund are incorporated herein by reference from Mercury Fund's Annual Report, which accompanies this Statement of Additional Information.

        INFORMATION PERTAINING TO TRUSTEES OF GOVERNMENT MORTGAGE FUND

     Certain biographical and other information relating to each Trustee who is not an "interested person" (as defined in the Investment Company Act) of Government Mortgage Fund is set forth below, including information relating to the number of funds advised by FAM or its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM" and together with FAM, the "FAM/MLIM-Advised Funds"), for which each Trustee of Government Mortgage Fund also serves as Trustee or
Director:

                            Position(s)
                             Held with
                            Government  Term of Office*                                 Number of
                             Mortgage    and Length of     Principal Occupation     FAM/MLIM-Advised       Public
 Name, Address** and Age       Fund       Time Served     During Past Five Years     Funds Overseen    Directorships
-------------------------- ------------ --------------- ------------------------- ------------------ ----------------
James H. Bodurtha (58)      Trustee     Trustee since    Director and Executive    39 registered       None
                                        2002             Vice President, The       investment
                                                         China Business Group,     companies
                                                         Inc. since 1996;          consisting of 68
                                                         Chairman and Chief        portfolios
                                                         Executive
                                                         Officer, China
                                                         Enterprise Management
                                                         Corporation from 1993
                                                         to 1996; Director and
                                                         Chairman, Berkshire
                                                         Holding Corporation
                                                         since 1980; Partner,
                                                         Squire, Sanders &
                                                         Dempsey from 1980 to
                                                         1993.

Joe Grills (67)             Trustee     Trustee since    Member of the Committee   42 registered       Kimco Realty
                                        1994             of Investment of          investment          Corporation
                                                         Employee Benefit Assets   companies
                                                         of the Association of     consisting of 71
                                                         Financial                 portfolios
                                                         Professionals
                                                         ("CIEBA")
                                                         since 1986; Member of
                                                         CIEBA's Executive
                                                         Committee since 1988
                                                         and its Chairman from
                                                         1991 to 1992;
                                                         Assistant Treasurer
                                                         of International
                                                         Business Machines
                                                         Corporation ("IBM")
                                                         and Chief Investment
                                                         Officer of IBM
                                                         Retirement Funds from
                                                         1986 to 1993; Member
                                                         of the Investment
                                                         Advisory Committee of
                                                         the State of New York
                                                         Common Retirement
                                                         Fund since 1989;
                                                         Member of the
                                                         Investment Advisory
                                                         Committee of the
                                                         Howard Hughes Medical
                                                         Institute from 1997
                                                         to 2000; Director,
                                                         Duke Management
                                                         Company since 1992
                                                         and Vice Chairman
                                                         thereof since 1998;
                                                         Director, LaSalle
                                                         Street Fund from 1995
                                                         to 2001; Director,
                                                         Kimco Realty
                                                         Corporation since
                                                         1997; Member of the
                                                         Investment Advisory
                                                         Committee of the
                                                         Virginia Retirement
                                                         System since 1998;
                                                         Director, Montpelier
                                                         Foundation since 1998
                                                         and its Vice Chairman
                                                         since 2000; Member of
                                                         the Investment
                                                         Committee of the
                                                         Woodberry Forest
                                                         School since 2000;
                                                         Member of the
                                                         Investment Committee
                                                         of the National Trust
                                                         for Historic
                                                         Preservation since
                                                         2000.



                                                        4

                            Position(s)
                             Held with
                            Government  Term of Office*                                 Number of
                             Mortgage    and Length of     Principal Occupation     FAM/MLIM-Advised       Public
 Name, Address** and Age       Fund       Time Served     During Past Five Years     Funds Overseen    Directorships
-------------------------- ------------ --------------- ------------------------- ------------------ ----------------
Herbert I. London (63)      Trustee     Trustee since    John M. Olin Professor    39 registered       None
                                        2002             of Humanities, New York   investment
                                                         University since 1993     companies
                                                         and Professor thereof     consisting of 68
                                                         since 1980;               portfolios
                                                         President,
                                                         Hudson Institute
                                                         since 1997 and
                                                         Trustee thereof since
                                                         1980; Dean, Gallatin
                                                         Division of New York
                                                         University from 1976
                                                         to 1993;
                                                         Distinguished Fellow,
                                                         Herman Kahn Chair,
                                                         Hudson Institute from
                                                         1984 to 1985;
                                                         Director, Damon Corp.
                                                         from 1991 to 1995;
                                                         Overseer, Center for
                                                         Naval Analyses from
                                                         1983 to 1993; Limited
                                                         Partner, Hypertech LP
                                                         since 1996.

Andre F. Perold (50)        Trustee     Trustee since    Harvard Business          39 registered       None
                                        2002             School:  George Gund      investment
                                                         Professor of Finance and  companies
                                                         Banking since 2000;       consisting of 68
                                                         Senior Associate Dean,    portfolios
                                                         Director of Faculty
                                                         Recruiting since 2001;
                                                         Finance Area Chair from
                                                         1996 to 2001; Sylvan C.
                                                         Coleman Professor of
                                                         Financial Management
                                                         from 1993 to 2000;
                                                         Trustee, Commonfund
                                                         from 1989 to 2001;
                                                         Director, Genbel
                                                         Securities Limited
                                                         and Gensec Bank since
                                                         1999; Director,
                                                         Stockback.com since
                                                         2001; Director,
                                                         Sanlam Limited since
                                                         2001; Director,
                                                         Sanlam Investment
                                                         Management from 1999
                                                         to 2001; Director,
                                                         Bulldogresearch.com
                                                         from 2000 to 2001;
                                                         Director, Quantec
                                                         Limited from 1991 to
                                                         1999.

Roberta Cooper Ramo (59)    Trustee     Trustee since    Shareholder, Modrall,     39 registered       None
                                        2002             Sperling, Roehl, Harris   investment
                                                         & Sisk, P.A. since 1993;  companies
                                                         President, American Bar   consisting of 68
                                                         Association from 1995 to  portfolios
                                                         1996 and Member of the
                                                         Board of Governors
                                                         thereof from 1994 to
                                                         1997; Partner, Poole,
                                                         Kelly & Ramo, Attorneys
                                                         at Law, P.C. from 1977
                                                         to 1993; Director of
                                                         Coopers Inc. since
                                                         1999; Director of
                                                         ECMC Group (service
                                                         provider to students,
                                                         schools and lenders)
                                                         since 2001; Director,
                                                         United New Mexico
                                                         Bank (now Wells
                                                         Fargo) from 1983 to
                                                         1988; Director, First
                                                         National Bank of New
                                                         Mexico (now First
                                                         Security) from 1975
                                                         to 1976.



                                             5

                            Position(s)
                             Held with
                            Government  Term of Office*                                 Number of
                             Mortgage    and Length of     Principal Occupation     FAM/MLIM-Advised       Public
 Name, Address** and Age       Fund       Time Served     During Past Five Years     Funds Overseen    Directorships
-------------------------- ------------ --------------- ------------------------- ------------------ ----------------
Robert S. Salomon, Jr. (65) Trustee     Trustee since    Principal of STI          42 registered       None
                                        1996             Management (investment    investment
                                                         advisor) since 1994;      companies
                                                         Chairman and CEO of       consisting of 71
                                                         Salomon Brothers Asset    portfolios
                                                         Management Inc. from
                                                         1992 to 1995; Chairman
                                                         of Salomon Brothers
                                                         Equity Mutual Funds from
                                                         1992 to 1995; regular
                                                         columnist with Forbes
                                                         Magazine since 1992;
                                                         Director of Stock
                                                         Research and U.S. Equity
                                                         Strategist at Salomon
                                                         Brothers Inc. from 1975
                                                         to 1991; Trustee,
                                                         Commonfund from 1980 to
                                                         2001.

Melvin R. Seiden (71)       Trustee     Trustee since    Director of Silbanc       42 registered       None
                                        1984             Properties, Ltd. (real    investment
                                                         estate, investment and    companies
                                                         consulting) since 1987;   consisting of 71
                                                         Chairman and President    portfolios
                                                         of Seiden & de Cuevas,
                                                         Inc. (private investment
                                                         firm) from 1964 to 1987.

Stephen R. Swensrud (68)    Trustee     Trustee since    Chairman of Fernwood      42 registered       None
                                        1984             Advisors (investment      investment
                                                         adviser) since 1996;      companies
                                                         Principal of Fernwood     consisting of 71
                                                         Associates (financial     portfolios
                                                         consultant) since 1975;
                                                         Chairman of RPP
                                                         Corporation
                                                         (manufacturing) since
                                                         1978; Director,
                                                         International Mobile
                                                         Communications, Inc.
                                                         (telecommunications)
                                                         since 1998.

------------------
* Each Trustee serves until his or her successor is elected or qualified, or until his or her death or resignation, or removal as provided in Government Mortgage Fund's by-laws or charter or by statute or until December 31 of the year in which he or she turns 72.
** The address of each Trustee is P.O. Box 9011, Princeton, New Jersey
   08543-9011.

     Certain biographical and other information relating to the Trustee who is an "interested person" as defined in the Investment Company Act, and other officers of Government Mortgage Fund is set forth below.

                            Position(s)
                             Held with
                            Government  Term of Office*                                 Number of
                             Mortgage    and Length of     Principal Occupation     FAM/MLIM-Advised       Public
  Name, Address+ and Age       Fund       Time Served     During Past Five Years     Funds Overseen    Directorships
-------------------------- ------------ --------------- ------------------------- ------------------ ----------------
Terry K. Glenn (61)++       Trustee     President* and   Chairman (Americas        116 registered      None
                            and         Trustee** since  Region) of FAM and MLIM   investment
                            President   1999             (such terms as used       companies
                                                         herein include their      consisting of 184
                                                         corporate                 portfolios
                                                         predecessors)
                                                         since 2000; Executive
                                                         Vice President of FAM
                                                         and MLIM since 1983;
                                                         President of Merrill
                                                         Lynch Mutual Funds
                                                         since 1999; President
                                                         of FAM Distributors,
                                                         Inc. ("FAMD") since
                                                         1986 and Director
                                                         thereof since 1991;
                                                         Executive Vice
                                                         President and
                                                         Director of Princeton
                                                         Services, Inc.
                                                         ("Princeton Services")
                                                         since 1993; President
                                                         of Princeton
                                                         Administrators, L.P.
                                                         ("Princeton
                                                         Administrators")
                                                         since 1988; Director
                                                         of Financial Data
                                                         Services, Inc. since
                                                         1985.

Donald C. Burke (42)        Vice        Vice President   First Vice President of   117 registered      None
                            President   since 1993 and   FAM and MLIM since 1997   investment
                            and         Treasurer since  and the Treasurer         companies
                            Treasurer   1999***          thereof since 1999;       consisting of 185
                                                         Senior Vice President     portfolios
                                                         and Treasurer of
                                                         Princeton Services
                                                         since 1999; Vice
                                                         President of FAMD
                                                         since 1999; Vice
                                                         President of FAM and
                                                         MLIM from 1990 to
                                                         1997; Director of
                                                         Taxation of MLIM
                                                         since 1990.

Teresa Giacino (39)         Senior      Senior Vice      Vice President of MLIM    2 registered        None
                            Vice        President since  since 1992.               investment companies
                            President   2002 and                                   consisting of 2
                            and         Portfolio                                  portfolios
                            Portfolio   Manager since
                            Manager     2001***

Jeffrey B. Hewson (50)      Senior      Senior Vice      Director (Global Fixed    2 registered        None
                            Vice        President since  Income) of MLIM since     investment
                            President   2000***          1998; Vice President of   companies
                                                         MLIM from 1989 to 1998;   consisting of 2
                                                         Portfolio Manager of      portfolios
                                                         MLIM since 1985

Bradley J. Lucido (36)      Secretary   Secretary since  Director of MLIM since    9 registered        None
                                        1999***          2002; Vice President of   investment
                                                         FAM since 1999; Attorney  companies
                                                         with FAM since 1995;      consisting of 8
                                                         Attorney in private       portfolios
                                                         practice from 1991 to
                                                         1995

Frank Viola (37)            Senior      Senior Vice      Director and Portfolio    4 registered        None
                            Vice        President since  Manager of MLIM since     investment
                            President   2002 and         1997; Treasurer of        companies
                            and         Portfolio        Merrill Lynch Bank &      consisting of 4
                            Portfolio   Manager since    Trust from 1996 to 1997   portfolios
                            Manager     2001***          and Vice President of
                                                         Merrill Lynch Capital
                                                         Markets from 1993 to
                                                         1996.

------------------
   + The address for Mr. Glenn and each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  ++ Mr. Glenn is an "interested person," as defined in the Investment Company
     Act, of the Fund based on his position with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators.
   * Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.
  ** Each Trustee serves until his or her successor is elected or qualified, or until his or her death or resignation, or removal as provided in Government Mortgage Fund's by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
 *** Elected by and serves at the pleasure of the Board of Trustees of Government Mortgage Fund.

     Share Ownership. Information relating to each Trustee's share ownership in Government Mortgage Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee ("Supervised Merrill Lynch Funds") as of June 28, 2002 is set forth in the chart below:

                                                                      Aggregate Dollar
                                                                     Range of Equity in    Aggregate Dollar Range of
                                                                    Government Mortgage     Securities in Supervised
  Name                                                                      Fund              Merrill Lynch Funds
--------                                                            -------------------    -------------------------
Interested Trustee:
   Terry K. Glenn..............................................             None           Over $100,000
Non-Interested Trustees:
   James H. Bodurtha...........................................             None           $50,001 - $100,000
   Joe Grills..................................................             None           Over $100,000
   Herbert I. London...........................................             None           $50,001 - $100,000
   Andre F. Perold.............................................             None           Over $100,000
   Roberta Cooper Ramo.........................................             None           $50,001 - $100,000
   Melvin R. Seiden............................................             None           $1 - $10,000
   Robert S. Salomon, Jr.......................................             None           None
   Stephen R. Swensrud.........................................             None           None

     As of June 28, 2002, the Trustees and officers of Government Mortgage Fund as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of Government Mortgage Fund. At such date, Mr. Glenn, a Trustee and officer of Government Mortgage Fund, and the other officers of Government Mortgage Fund owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. (ML&Co."). As of June 30, 2002, none of the non-interested Trustees of Government Mortgage Fund nor any of their immediate family members owned beneficially or of record any securities of ML&Co.

Compensation of Trustees

     Government Mortgage Fund pays each non-interested Trustee, for services to Government Mortgage Fund, a fee of $2,500 per year plus $625 per in-person meeting attended, together with each individual's actual out-of-pocket expenses relating to attendance at meetings. Government Mortgage Fund also compensates members of the Audit Committee, which consists of all of the non-interested Trustees at the rate of $2,500 annually for service to Government Mortgage Fund plus $625 per committee meeting attended. The committee met four times during the fiscal year ended August 31, 2001.

     The following table sets forth the compensation earned by the non-interested Trustees for the fiscal year ended August 31, 2001 and the aggregate compensation paid to them by MLIM/FAM-Advised funds for the calendar year ended December 31, 2001.

                                                                     Pension or                            Aggregate
                                                                     Retirement                          Compensation
                                                                  Benefits Accrued                     from Government
                                                  Compensation       as Part of        Estimated        Mortgage Fund
                                   Position           from           Government          Annual           and Other
                               with Government     Government      Mortgage Fund     Benefits upon     MLIM/FAM-Advised
  Name                          Mortgage Fund    Mortgage Fund        Expenses         Retirement          Funds(1)
-------                        ---------------- ----------------  -----------------  ---------------- --------------------
James H. Bodurtha*.........        Trustee              None            None              None           $160,000
Joe Grills.................        Trustee           $16,500            None              None           $259,500
Herbert I. London*.........        Trustee              None            None              None           $160,000
Andre F. Perold*...........        Trustee              None            None              None           $160,000
Roberta Cooper Ramo*.......        Trustee              None            None              None           $160,000
Robert S. Salomon, Jr......        Trustee           $16,500            None              None           $222,000
Melvin R. Seiden...........        Trustee           $16,500            None              None           $222,000
Stephen B. Swensrud........        Trustee           $16,500            None              None           $406,083

----------------
* Ms. Ramo and Messrs. Bodurtha, London and Perold were elected to serve as Trustees of Government Mortgage Fund on April 15, 2002.

                                    PART C

                               OTHER INFORMATION

Item 15.  Indemnification.

     Section 5.3 of the Declaration of Trust of Merrill Lynch U.S. Government Mortgage Fund (the "Registrant") provides as follows:

     "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willfull misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section
5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this
Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits.
(1)(a)     --  Declaration of Trust of the Registrant, dated July 20, 1984.(a)
(1)(b)     --  Certification of Amendment, dated December 20, 1991, to Declaration of Trust.(b)
(1)(c)     --  Instrument establishing Class A and Class B shares of the Registrant.(b)
(1)(d)     --  Certification of Amendment, dated October 13, 1994, to Declaration of Trust and
               Instrument establishing Class C and Class D shares of the Registrant.(c)
(1)(e)     --  Certification of Amendment, dated April 18, 2000, to Declaration of Trust.(d)
(2)        --  Amended By-Laws of the Registrant.(e)
(3)            Not applicable.
(4)            Form of Agreement and Plan of Reorganization between the Registrant and The Asset Program
               Inc. (the "Asset Program") on behalf of Mercury U.S. Government Securities Fund ("Mercury
               Fund")(f)
(5)            Portions of the Declaration of Trust, as amended and supplemented, and the By-Laws of the
               Registrant defining rights of stockholders of the Registrant.(g)
(6)(a)     --  Management Agreement between the Registrant and Fund Asset Management, L.P.(h)
(6)(b)         Supplement to Management Agreement between the Registrant and Fund Asset Management,
               L.P.(i)
(7)(a)     --  Form of Distribution Agreement between the Registrant and FAM Distributors, Inc. (the
               "Distributor").(j)
(8)        --  None.
(9)        --  Custody Agreement between the Registrant and The Bank of New York.(k)
(10)(a)        Form of Amended and Restated Class B Shares Distribution Plan of the Registrant. (l)
(10)(b)    --  Form of Amended and Restated Class C Shares Distribution Plan of the Registrant.(l)
(10)(c)    --  Form of Amended and Restated Class D Shares Distribution Plan of the Registrant.(l)
(10)(d)    --  Merrill Lynch Select PricingSM System Plan pursuant to Rule l8f-3.(m)
(11)       --  Opinion and Consent of Sidley Austin Brown & Wood LLP, counsel for the Registrant.
(12)       --  Opinion of Sidley Austin Brown & Wood LLP, counsel for the Registrant and Asset Program.*
(13)       --  Not applicable.
(14)(a)    --  Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
(14)(b)    --  Consent of Deloitte & Touche LLP, independent auditors for Asset Program.
(15)       --  Not applicable.
(16)       --  Power of Attorney (included on the signature page of this Registration Statement).
(17)(a)    --  Prospectus dated December 19, 2001, and Statement of Additional Information dated
               December 19, 2001, of the Registrant.
(17)(b)        Annual Report to Stockholders of the Registrant.
(17)(c)        Semi-Annual Report to Stockholders of the Registrant.
(17)(d)        Prospectus dated May 29, 2002, and Statement of Additional
               Information dated May 29, 2002, of Mercury Fund, a series of
               Asset Program.
(17)(e)        Annual Report to Stockholders of Mercury Fund, a series of Asset Program.

   ---------------


   (a) Incorporated by reference to Exhibit 1(a) to the Pre-Effective Amendment to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("Registration Statement"), filed on July 24, 1984, and refiled with Post-Effective Amendment No. 12 on December 21, 1995 pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") requirements.


   (b) Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 8 to the Registration Statement filed on August 8, 1984, and refiled with Post-Effective Amendment No.12 on December 21, 1995 pursuant to EDGAR requirements.


   (c) Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 11 to the Registration Statement, filed on October 12, 1994.


   (d) Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 18 to the Registration Statement, filed on November 29, 2000.


   (e) Incorporated by reference to Exhibit 2(b) to Post-Effective Amendment No. 19 to the Registration Statement, filed on December 19, 2001.


   (f) Included as Exhibit I to the Proxy Statement and Prospectus contained in the Registrant's registration statement on Form N-14.


   (g) Reference is made to Article II, Section 2.3 and Article III, V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, filed as
       Exhibit 1(a) to Post-Effective Amendment No. 12 to the Registration Statement; and to Articles I, V and VI of Registrant's By-Laws, filed as Exhibit (2)(b) to Post-Effective Amendment No. 19 to the Registration Statement.


   (h) Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 10 to the Registration Statement, filed on December 23, 1993.


   (i) Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 11 to the Registration Statement, filed on October 12, 1994.


   (j) Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 12 to the registration statement on Form N-1A, filed on July 5, 2000, of Merrill Lynch Adjustable Rate Securities Fund, Inc. (File No. 33-40332).


   (k) Incorporated by reference to Exhibit 9 to Pre-Effective Amendment No.1 to the Registration Statement filed on August 21, 1984, and refiled with Post-Effective Amendment No. 12 on December 21, 1995 pursuant to EDGAR requirements.


   (l) Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Merrill Lynch Adjustable Rate Securities Fund, Inc. (File No. 33-40332), filed on September 28, 2000.


   (m) Incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust filed on January 25, 1996.

   *   To be filed by Amendment


Item 17.  Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

                                  SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 24th day of July, 2002.

                              MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND
                                             (Registrant)


                              By:  /s/ Terry K. Glenn
                                 ----------------------------------------
                                   (Terry K. Glenn, President)

     Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Bradley J. Lucido or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                    Title                               Date
               ---------                                    -----                               ----

/s/ Terry K. Glenn                                     President and Trustee               July 24, 2002
-----------------------------------------          (Principal Executive Officer)
               (Terry K. Glenn)

/s/ Donald C. Burke                                 Vice President and Treasurer           July 24, 2002
-----------------------------------------------        (Principal Financial
              (Donald C. Burke)                       and Accounting Officer)

/s/ James H. Bodurtha                                          Trustee                     July 24, 2002
-----------------------------------------------
             (James H. Bodurtha)

/s/ Joe Grills                                                 Trustee                     July 24, 2002
-----------------------------------------------
                 (Joe Grills)

/s/ Herbert I. London                                          Trustee                     July 24, 2002
-----------------------------------------------
             (Herbert I. London)

/s/ Andre F. Perold                                            Trustee                     July 24, 2002
-----------------------------------------------
              (Andre F. Perold)

/s/ Roberta Cooper Ramo                                        Trustee                     July 24, 2002
-----------------------------------------------
            (Roberta Cooper Ramo)

/s/ Robert S. Salomon, Jr.                                     Trustee                     July 24, 2002
-----------------------------------------------
           (Robert S. Salomon, Jr.)

/s/ Melvin R. Seiden                                           Trustee                     July 24, 2002
-----------------------------------------------
              (Melvin R. Seiden)

                                                               Trustee                     July 24, 2002
-----------------------------------------------
            (Stephen B. Swensrud)

                                     EXHIBIT INDEX

(11)           Opinion and Consent of Sidley Austin Brown & Wood LLP
(14)(a)        Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
(14)(b)        Consent of Deloitte & Touche LLP, independent auditors for Asset Program
(17)(a)        Prospectus dated December 19, 2001, and Statement of Additional Information dated
               December 19, 2001, of the Registrant
(17)(b)        Annual Report to Stockholders of the Registrant.
(17)(c)        Semi-Annual Report to Stockholders of the Registrant
(17)(d)        Prospectus dated May 29, 2002, and Statement of Additional Information dated May 29,
               2002, of Mercury Fund
(17)(e)        Annual Report to Stockholders of Mercury Fund

                                                                    Exhibit 11


                        SIDLEY AUSTIN BROWN & WOOD LLP


    CHICAGO                     787 SEVENTH AVE.                     BEIJING
     ----                  NEW YORK, NEW YORK 10019                   ----
    DALLAS                  TELEPHONE 212 839 5300                   GENEVA
     ----                   FACSIMILE 212 839 5599                    ----
  LOS ANGELES                   www.sidley.com                     HONG KONG
     ----                                                             ----
 SAN FRANCISCO                   FOUNDED 1866                        LONDON
     ----                                                             ----
WASHINGTON, D.C.                                                    SHANGHAI
                                                                      ----
                                                                   SINGAPORE
                                                                      ----
                                                                     TOKYO


                                                   July 24, 2002



Merrill Lynch U.S. Government Mortgage Fund
800 Scudders Mill Road
Plainsboro, New Jersey  08536

Ladies and Gentlemen:

     We have acted as counsel for Merrill Lynch U.S. Government Mortgage Fund (the "Fund"), in connection with the proposed acquisition by the Fund of substantially all of the assets and the assumption by the Fund of substantially all of the liabilities of Mercury U.S. Government Securities Fund ("Mercury Fund"), a series of The Asset Program, Inc. ("Asset Program"), and the simultaneous distribution to Mercury Fund of newly-issued shares of beneficial interest of the Fund, having an aggregate net asset value equal to the aggregate net asset value of Mercury Fund, reduced by the amount of liabilities of Mercury Fund assumed by the Fund (collectively the "Reorganization"). This opinion is furnished in connection with the Fund's Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the "Registration Statement"), relating to shares of beneficial interest, par value $0.10 per share, of the Fund (the "Shares") to be issued in the Reorganization.

     As counsel for the Fund, we are familiar with the proceedings taken by it and to be taken by it in connection with the authorization, issuance and sale of the Shares. In addition, we have examined and are familiar with the Declaration of Trust of the Fund, as amended, the By-Laws of the Fund, as amended, and such other documents as we have deemed relevant to the matters referred to in this opinion.

     Based upon the foregoing, we are of the opinion that subsequent to the approval of the Agreement and Plan of Reorganization between the Fund and Asset Program set forth in the joint proxy statement and prospectus constituting a part of the Registration Statement (the "Proxy Statement and Prospectus"), the Shares, upon issuance in the manner referred to in the Registration Statement, for consideration not less than the par value thereof, will be legally issued, fully paid and non-assessable shares of beneficial interest of the Fund, except that shareholders of the Fund may under certain circumstances be held personally liable for the Fund's obligations as described in the Registration Statement under the caption "Comparison of the Funds - Limitation of Liability."

     This opinion letter is rendered solely to and for the benefit of the Fund in connection with the matter described above; accordingly, it may not be quoted or otherwise delivered to or relied upon by any other person (including, without limitation, any person who acquires the Shares from the Fund) or used for any other purpose without our prior written consent.

     In rendering the foregoing opinion, we have relied, without independent investigation or verification, as to all matters involving the laws of the Commonwealth of Massachusetts, upon the opinion of Bingham McCutchen LLP.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Proxy Statement and Prospectus constituting a part thereof.



                                                Very truly yours,

                                                /s/  SIDLEY AUSTIN BROWN & WOOD

                                                            Exhibit 14(a)


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Investment Company Act File No. 811-4077 on Form N-14 of Merrill Lynch U.S. Government Mortgage Fund (the "Fund") of our report dated October 12, 2001 appearing in the August 31, 2001 Annual Report of the Fund, and to the references to us under the caption "COMPARISON OF THE FUNDS - Financial Highlights - Government Mortgage Fund" and "EXPERTS" appearing in the Proxy Statement and Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York
July 19, 2002

                                                            Exhibit 14(b)


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Investment Company Act File No. 811-4077 on Form N-14 of Merrill Lynch U.S. Government Mortgage Fund of our report dated March 14, 2002 appearing in the January 31, 2002 Annual Report of Mercury U.S. Government Securities Fund, and to the references to us under the caption "COMPARISON OF THE FUNDS - Financial Highlights - Mercury Fund" and "EXPERTS" appearing in the Proxy Statement and Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York
July 19, 2002

[Proxy Card Front]



                            THE ASSET PROGRAM, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011



                                     PROXY

          This proxy is solicited on behalf of the Board of Directors



     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Susan
B. Baker as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Mercury U.S. Government Securities Fund ("Mercury Fund"), a series of The Asset Program, Inc. ("Asset Program"), held of record by the undersigned on August 6, 2002 at a Special Meeting of Shareholders of Asset Program holding shares of Mercury Fund to be held on October 8, 2002, or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted "for" item 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

     You may also vote your shares by touch-tone phone by calling
1-888-418-4448 or through the internet at http://www.proxyvote.com.

               (Continued and to be signed on the reverse side)

                                       2
[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between Merrill Lynch U.S. Government Mortgage Fund and Asset Program.

                  FOR   /  /       AGAINST  /  /     ABSTAIN /  /

     2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                            Dated:
                                    ----------------------------------------



                            X
                              ----------------------------------------------
                                                                Signature



                            X
                              ----------------------------------------------
                                      Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.